                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           Atlantic Richfield Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

ARCO (LOGO)

ATLANTIC RICHFIELD COMPANY

NOTICE OF 1997
ANNUAL MEETING
OF STOCKHOLDERS
AND PROXY STATEMENT

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                              YOUR PROXY PROMPTLY

                                                MONDAY, MAY 5, 1997
                                                AT 11:00 A.M.
                                                AT ARCO'S OFFICES
                                                2300 WEST PLANO PARKWAY
                                                PLANO, TEXAS

ARCO (LOGO)

ATLANTIC RICHFIELD COMPANY
515 South Flower Street
Los Angeles, California 90071

March 17, 1997

Dear Stockholder:

It is a pleasure to invite you to join us at the 1997 Annual Meeting of Stockholders in Plano, Texas on May 5.

It is important that your shares be voted whether or not you plan to be present at the meeting. Please complete, sign, date and return the enclosed form of proxy promptly. If you attend the meeting and wish to vote your shares personally, you may revoke your proxy.

This booklet includes the notice of the meeting and the Proxy Statement, which contains information about the formal business to be acted upon by the stockholders. The meeting will also feature a report on the operations of your Company, followed by a question and discussion period.

Sincerely,

/s/ MIKE R. BOWLIN

Chairman of the Board and
Chief Executive Officer

ARCO (LOGO)

                           ATLANTIC RICHFIELD COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 5, 1997

The Annual Meeting of Stockholders of Atlantic Richfield Company will be held in the Company's offices, 2300 West Plano Parkway, Plano, Texas, on Monday, May 5, 1997, at 11:00 a.m., local time, for the following purposes:

(1) To elect fourteen directors to hold office for a one-year term;

(2) To amend the 1985 Executive Long-Term Incentive Plan;

(3) To approve the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997;

(4) If properly presented, to consider and act upon the stockholders' proposal set forth beginning on page 26, which is opposed by the Board of Directors; and

(5) To transact such other business as may properly come before the meeting.

Stockholders entitled to vote at the meeting are holders of record of the Preference Stocks and of the Common Stock at the close of business on March 7, 1997.

IT WILL BE HELPFUL TO US IF YOU WILL READ THE PROXY STATEMENT, THEN COMPLETE, SIGN AND DATE THE FORM OF PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED POSTPAID ENVELOPE.

Each stockholder of record will receive a single form of proxy pertaining to all classes of voting stock registered in his or her name. Each participant in any of the various employee benefit plans will also receive a form of proxy pertaining to shares credited to his or her accounts in all plans.

/s/ BRUCE G. WHITMORE

BRUCE G. WHITMORE                                              Los Angeles, California
Senior Vice President,                                         March 17, 1997
General Counsel and
Corporate Secretary

                           ATLANTIC RICHFIELD COMPANY
                            515 SOUTH FLOWER STREET
                         LOS ANGELES, CALIFORNIA 90071
                            ------------------------

                                PROXY STATEMENT
                                 MARCH 17, 1997
                            ------------------------

                                  INTRODUCTION

The accompanying proxy is solicited by the Board of Directors of Atlantic Richfield Company ("ARCO" or the "Company") for the Annual Meeting of Stockholders. The proxy may be revoked by the stockholder at any time prior to the time it is voted by giving notice of such revocation either personally or in writing to the General Counsel and Corporate Secretary of ARCO. When a proxy is returned properly dated and signed, the shares represented thereby will be voted by the persons named as proxies in accordance with each stockholder's directions. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the directors of the Company. As to other items of business which may come before the meeting, the proxies will vote in accordance with their best judgment. ARCO has adopted a policy of confidential voting. All proxies, ballots and voting tabulations that identify stockholders shall be kept secret by the independent third party tabulator except in specified circumstances where it is important to protect the interests of the Company and its stockholders.

                               VOTING SECURITIES

All stockholders of record at the close of business on March 7, 1997 are entitled to vote on all business of the meeting. The Company's $3.00 Preference Stock ("$3.00 Preference Stock") is entitled to eight votes per share; the Company's $2.80 Preference Stock ("$2.80 Preference Stock") is entitled to two votes per share; and the Company's Common Stock ("Common Stock") is entitled to one vote per share, all shares voting together as one class. The Company had 59,510 shares of $3.00 Preference Stock, 662,751 shares of $2.80 Preference Stock and 161,138,056 shares of Common Stock outstanding on such record date. Fractional shares will not be voted. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast shall constitute a quorum.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following is the only group known by the Company to own beneficially more than five percent of any class of the Company's voting securities as of February 12, 1997:

  TITLE OF
    CLASS                 NAME AND ADDRESS             NUMBER OF SHARES     PERCENT OF CLASS
-------------    ----------------------------------    ----------------     ----------------
Common Stock     The Capital Group Companies, Inc.      11,977,870(a)             7.5%
                 333 South Hope Street
                 Los Angeles, CA 90071

------------------------

(a) According to Schedule 13G filed with the Company on February 13, 1997, The Capital Group Companies, Inc., is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the schedule. The investment management companies, which include a "bank" as defined in
     Section 3(a)6 of the Securities Exchange Act of 1934 and several investment advisers registered under Section 203 of the Investment Advisers Act of 1940 (the "1940 Act"), provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. Capital Research and Management Company, an investment adviser registered under Section 203 of the 1940 Act and wholly-owned subsidiary of The Capital Group Companies, Inc., is the beneficial owner of 11,246,000 shares or 7% of the Common Stock believed to be outstanding as a result of acting as investment adviser to various investment companies registered under Section 8 of the 1940 Act.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table and the footnotes thereto set forth the number of shares of Common Stock, the number of shares of common stock ("ARCO Chemical Stock") of ARCO Chemical Company ("ARCO Chemical"), the number of shares of common stock ("Vastar Stock") of Vastar Resources, Inc. ("Vastar") and the number of shares of common stock ("Lyondell Stock") of Lyondell Petrochemical Company ("Lyondell") owned beneficially as of February 1, 1997 by each director, each named executive officer and all directors and executive officers as a group. At February 1, 1997, ARCO owned 80,000,001 shares of ARCO Chemical Stock, which represented 82.7% of the outstanding ARCO Chemical Stock. At February 1, 1997, ARCO owned 80,000,001 shares of Vastar Stock, which represented 82.3% of the outstanding Vastar Stock. At February 1, 1997, ARCO owned 39,921,400 shares of Lyondell Stock, which represented 49.9% of the outstanding Lyondell Stock. In August 1994, ARCO completed an offering of Exchangeable Notes which, upon their September 1997 maturity date, at ARCO's option, can be exchanged into Lyondell Stock or cash of an equal value. If ARCO elects to deliver its shares of Lyondell Stock at maturity, ARCO's equity interest in Lyondell will be substantially reduced or eliminated. Except as disclosed herein, none of the directors, named executive officers or directors and executive officers as a group owned any other equity securities of the Company, ARCO Chemical, Vastar or Lyondell. As of February 1, 1997, the percentage of shares of any class of equity securities of the Company, ARCO Chemical, Vastar or Lyondell, beneficially owned by any director, any named executive officer or all directors and executive officers as a group, was less than 1% of the class so owned. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

                                                                     SHARES OF COMMON STOCK
                                                                    OWNED BENEFICIALLY AS OF
                              NAME                                     FEBRUARY 1, 1997(A)
---------------------------------------------------------------------------------------------
Frank D. Boren...................................................                 4,174(b)(c)
Mike R. Bowlin...................................................               257,196(d)(e)
Lodwrick M. Cook.................................................               179,683(b)(c)
Richard H. Deihl.................................................                 4,916(b)(c)(f)
Anthony G. Fernandes.............................................               108,039(d)
John Gavin.......................................................                 3,494(b)(c)
Hanna H. Gray....................................................                 1,451(b)
Philip M. Hawley.................................................                 4,329(b)(c)
Marie L. Knowles.................................................                39,750(d)(f)
Kent Kresa.......................................................                 2,550(b)(c)
David T. McLaughlin..............................................                 2,406(b)(c)(f)
William C. Rusnack...............................................                64,509(d)(g)
John B. Slaughter................................................                 2,243(b)(c)
William E. Wade, Jr. ............................................               128,098(d)
Henry Wendt......................................................                 4,122(b)(c)
All directors and executive officers as a group..................             1,139,611(f)(g)(h)(i)(j)
---------------------------------------------------------------------------------------------

(a) Includes shares held by the trustees under the Atlantic Richfield Capital Accumulation Plan II and the Atlantic Richfield Savings Plan II for the accounts of participants.

(b) The amounts shown for each outside director include 1,000 shares that may be acquired within 60 days following February 1, 1997 through the exercise of stock options pursuant to the Stock Option Plan for Outside Directors (the "Outside Directors' Stock Option Plan"). See "Compensation -- Compensation of Outside Directors." The amount shown for Mr. Cook, also includes options granted prior to his retirement as an officer of ARCO pursuant to the 1985 Executive Long-Term Incentive Plan (the "LTIP"). See "Compensation -- Compensation of Executive Officers." The amounts also include the number of shares (which are issuable in respect of dividend share credits allocable under each of the Outside Directors' Stock Option Plan and the LTIP to the related options

                                         (Footnotes continued on following page)
     upon the exercise, surrender or expiration of such options) as follows: Mr. Boren, 351; Mr. Cook, 30,156; Mr. Deihl, 351; Mr. Gavin, 351; Mrs. Gray, 351; Mr. Hawley, 351; Mr. Kresa, 186; Mr. McLaughlin, 214; Dr. Slaughter, 351; and Mr. Wendt, 351.

(c) Includes shares of Restricted Stock equal to the present value of the outside directors' accrued retirement benefits as of December 31, 1996, granted as of January 1, 1997, upon termination of the Retirement Plan for Outside Directors. See "Compensation -- Compensation of Directors."

(d) The amounts shown include shares that may be acquired within 60 days following February 1, 1997 through the exercise of stock options by each of the named executives, as follows: Mr. Bowlin, 210,731; Mr. Fernandes, 88,434; Mrs. Knowles, 30,030; Mr. Wade, 105,766; and Mr. Rusnack, 51,338.
     Also includes the number of shares issuable in respect of dividend share credits allocable to the related options upon the exercise, surrender, or expiration of such related options, as follows: Mr. Bowlin, 34,514; Mr. Fernandes, 17,495; Mrs. Knowles, 5,617; Mr. Wade, 20,552; and Mr. Rusnack, 11,723. The options and related dividend share credits were granted pursuant to the LTIP. See "Compensation -- Compensation of Executive Officers."

(e) Includes 10,000 shares of Restricted Common Stock granted in June 1992 pursuant to the LTIP. This grant of Restricted Stock includes voting rights and the right to receive dividends.

(f) As of February 1, 1997, Mr. Deihl, Mrs. Knowles and Mr. McLaughlin owned, respectively, 2,500 shares, 100 shares and 68 shares of ARCO Chemical Stock, and all directors and executive officers as a group owned 28,434 shares of ARCO Chemical Stock.

(g) As of February 1, 1997, Mr. Rusnack owned 1 share of Lyondell Stock and all directors and executive officers as a group owned a total of 11 shares of Lyondell Stock.

(h) As of February 1, 1997, two executive officers owned 400 shares of Vastar Stock.

(i) Includes 11,014 shares owned jointly by spouses which are subject to shared voting and investment power and 4,276 shares owned beneficially by spouses or family members. Does not include 1,057 shares owned by adult children or other relatives, as to which shares beneficial ownership is disclaimed.

(j) Includes 899,175 shares that may be acquired within 60 days following February 1, 1997 through the exercise of stock options. Also includes shares issuable in respect of dividend share credits allocable to the related options upon exercise, surrender or expiration of such options.

                             ELECTION OF DIRECTORS

                              Item 1 on Proxy Card

Effective at the date hereof, the number of directors constituting the whole Board is fixed at fourteen. The Board of Directors has selected the fourteen members currently serving on the Board as nominees for election at the 1997 Annual Meeting of Stockholders. These nominees were recommended by the Corporate Governance Committee.

                                Frank D. Boren
                                Mike R. Bowlin
                                Lodwrick M. Cook
                                Richard H. Deihl
                                Anthony G. Fernandes
                                John Gavin
                                Hanna H. Gray
                                Philip M. Hawley
                                Marie L. Knowles
                                Kent Kresa
                                David T. McLaughlin
                                John B. Slaughter
                                William E. Wade, Jr.
                                Henry Wendt

Directors elected at the annual meeting will hold office for a one-year term and until their successors are elected and qualified. Unless authority to vote for directors is withheld in the proxy, the persons named in the accompanying proxy intend to vote for the election of the fourteen nominees listed above.

All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends.

--------------------------------------------------------------------------------

The following biographical information is furnished with respect to each of the fourteen nominees for election at the annual meeting. The information includes age as of the date of the meeting, present position, if any, with ARCO, period served as director, and other business experience during the past five years. Unless otherwise indicated, the description of offices held by the persons below refer to offices with ARCO.

                FRANK D. BOREN, 62

[Picture        Director since 1990. President of Sustainable Conservation since
of Boren]       June 1992. President, The Nature Conservancy (January
                1987-January 1990), Partner, McNeill Enterprises (real estate)
                (1980-1986 and January 1990-Present) and Partner in the law firm of Paul, Hastings, Janofsky & Walker (1968-1980).

                MIKE R. BOWLIN, 54
                Chairman of the Board, Chief Executive Officer and President

[Picture        Director since 1992. Chairman of the Board since July 1995,
of Bowlin]      Chief Executive Officer since July 1994 and President since June
                1993. Executive Vice President (June 1992-May 1993) and Senior
                Vice President (July 1985-June 1992). Officer of ARCO since
                1984. Chairman of the Board of ARCO Chemical Company and a director of Wells Fargo and Company.

                LODWRICK M. COOK, 68

[Picture        Director since 1980. Retired Chairman of the Board (January
of Cook]        1986-June 1995). Chief Executive Officer (October 1985-June
                1994), President (October 1985-December 1985), Chief Operating
                Officer-Products (May 1984-October 1985) and Executive Vice
                President (June 1980-May 1984). Director of Bank One, Louisiana and Castle & Cooke Inc.

                RICHARD H. DEIHL, 68

[Picture        Director since 1987. Former Chairman of the Board (1986-1995),
of Deihl]       Chief Executive Officer (1983-1993) and President (1983-1986) of
                H. F. Ahmanson & Company (bank holding company). Chairman of the
                Board (1983-1993), Chief Executive Officer (1967-1993) and
                President (1967-1983) of Home Savings of America (bank).

                ANTHONY G. FERNANDES, 51
                Executive Vice President

[Picture        Director since 1994. Executive Vice President since September
of Fernandes]   1994. Senior Vice President (July 1990-September 1994) and Vice
                President and Controller (July 1987-July 1990). Officer of ARCO since 1987. Director of ARCO Chemical Company.

--------------------------------------------------------------------------------


                JOHN GAVIN, 66

[Picture        Director since 1989. Chairman of Gamma Services International
of Gavin]       (international consulting services) since January 1990 and
                Managing Director (Latin America) for Hicks, Muse, Tate and
                Furst since 1995. President of Univisa Satellite Communications
                (May 1987-December 1989). Vice President of ARCO (May 1986-May
                1987). United States Ambassador to Mexico (April 1981-May 1986).
                Director of Dresser Industries, KAP Resources (Canadian),
                International Wire Holdings, Krause's Furniture, Inc.,
                Pinkerton's, Inc., and Hotchkis and Wiley Mutual Funds.

                HANNA H. GRAY, 66

[Picture        Director since 1982. President Emeritus and Harry Pratt Judson
of Gray]        Distinguished Professor of History of the University of Chicago
                since July 1993. President and Professor of History (1978-1993).
                Director of American Information Technologies (Ameritech),
                Cummins Engine Company, and J. P. Morgan & Company/Morgan
                Guaranty Trust Company of New York.

                PHILIP M. HAWLEY, 71

[Picture        Director since 1975. Chairman of the Board and CEO of Krause's
of Hawley]      Furniture, Inc. since August 1996. Former Chairman of the Board and Chief Executive Officer of Carter Hawley Hale Stores, Inc.
                (department stores) (1983-1993) and President (1977-1983).
                Director of Johnson & Johnson, and Weyerhaeuser Company.

                MARIE L. KNOWLES, 50

[Picture        Director since 1996. Executive Vice President and Chief
of Knowles]     Financial Officer since July 1996. Senior Vice President (June
                1993-July 1996) and Vice President and Controller (July 1990-May
                1993). Officer of ARCO since 1990. Director of ARCO Chemical
                Company, Vastar Resources, Inc. and Phelps Dodge Corporation.

                KENT KRESA, 59

[Picture        Director since 1993. Chairman, President and Chief Executive
of Kresa]       Officer of Northrop Grumman Corporation (aerospace) since 1990.
                President and Chief Operating Officer of Northrop Corporation
                (1987-1990). Director of Chrysler Corporation.

--------------------------------------------------------------------------------

                DAVID T. MCLAUGHLIN, 65

[Picture        Director since 1993. Chief Executive Officer and President since of McLaughlin]  1988 and Chairman (1987-1995) of The Aspen Institute
                (not-for-profit institute). President of Dartmouth College
                (1981-1987). Director of Atlas Air, Partnerre Re Holdings Ltd.,
                Standard Fusee Corporation and Westinghouse Electric
                Corporation.

                JOHN B. SLAUGHTER, 63

[Picture        Director since 1989. President of Occidental College since 1988.
of Slaughter]   Chancellor, University of Maryland (1982-1988). Director of
                Avery Dennison Corporation, International Business Machines
                Corporation, Monsanto Company and Northrop Grumman Corporation.

                WILLIAM E. WADE, JR., 54
                Executive Vice President

[Picture        Director since 1993. Executive Vice President since June 1993.
of Wade]        Senior Vice President (May 1987-May 1993). Officer of ARCO since
                1985.

                HENRY WENDT, 63

[Picture        Director since 1987. Chairman of Global Health Care Partners of
of Wendt]       DLJ Merchant Banking Partners, a Donaldson, Lufkin & Jenrette
                Company (private equity investment) since January 1997. Former
                Chairman of the Board of SmithKline Beecham, PLC and its USA subsidiary SmithKline Beecham Corporation (health care products)
                (1989-1994), Chairman of the Board and Chief Executive Officer of SmithKline Beckman Corporation (1987-1989), President and
                Chief Executive Officer (1982-1987), and President and Chief
                Operating Officer (1976-1982). Director of Allergan, Inc. and
                Aviall, Inc.

                                  COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                 --------------------------
                                                 ANNUAL COMPENSATION                       AWARDS
                                         ------------------------------------    --------------------------
                                                                    OTHER        RESTRICTED                        ALL
                                                                    ANNUAL         STOCK                          OTHER
                                          SALARY      BONUS      COMPENSATION      AWARDS        OPTIONS       COMPENSATION
       NAME & POSITION           YEAR      ($)         ($)           ($)            (#)            (#)             ($)
------------------------------   ----    --------    --------    ------------    ----------    ------------    ------------
                                                                          (a)           (b)             (c)             (d)
Mike R. Bowlin                   1996    $955,000    $960,000      $131,911        13,036         41,508         $122,236
Chairman of the Board            1995    $835,577    $670,000      $ 62,540            --         44,500         $103,480
Chief Executive Officer          1994    $715,731    $600,000      $117,689            --         86,800         $ 96,532
President

Anthony G. Fernandes             1996    $532,308    $365,000      $ 35,716         1,577         21,555         $ 90,622
Executive Vice President         1995    $490,385    $330,000      $173,200            --         22,150         $ 75,630
                                 1994    $374,171    $265,000      $ 30,364            --         35,700         $ 62,293

Marie L. Knowles                 1996    $385,962    $237,000      $ 18,511         1,183         32,775         $ 63,761
Executive Vice President         1995    $323,077    $175,000      $ 10,767            --          8,925         $ 51,118
Chief Financial Officer          1994    $315,000    $155,000      $ 20,255            --          6,880         $ 49,629

William E. Wade, Jr.             1996    $559,230    $399,000      $ 47,365         1,773         24,244         $ 92,652
Executive Vice President         1995    $541,962    $350,000      $ 31,190            --         22,150         $ 82,475
                                 1994    $525,000    $400,000      $ 59,474            --         17,600         $ 80,038

William C. Rusnack               1996    $409,769    $183,000      $ 21,634           698          9,554         $ 67,377
Senior Vice President            1995    $389,693    $177,500      $ 12,869            --         11,516         $ 60,125
                                 1994    $380,000    $195,000      $ 32,881            --          8,600         $ 58,491

Ronald J. Arnault                1996    $689,321    $488,600      $ 19,228            --             --         $761,747
Retired Executive                1995    $665,229    $480,000      $ 21,044            --         22,150         $140,829
Vice President(e)                1994    $654,654    $500,000      $ 28,794            --         17,600         $123,944
---------------------------------------------------------------------------------------------------------------------------

(a) Includes imputed income in respect of interest on relocation loans, tax gross-ups in respect of relocation expense and financial counseling reimbursements and other miscellaneous items, and the amount of incremental interest accrued under the Executive Deferral Plan that exceeds 120% of a specified IRS rate. The relocation expense and financial counseling reimbursements are increased by an amount to cover the state and federal income tax obligations of the recipient associated with the reimbursements, including an additional amount, based on maximum applicable federal and state income tax rates.

(b) On February 24, 1997, the Compensation Subcommittee of the Board of Directors made the following awards of Restricted Stock in connection with the amendments to the Company's LTIP described on page 23 hereof (the "Amended LTIP"). The value of such awards, based on the fair market value ("FMV") of $127.25 per share of Common Stock on the date of grant, for each grantee is as follows: Mr. Bowlin, $386,331; Mr. Fernandes, $200,673; Mrs. Knowles, $150,537; Mr. Wade, $225,614; and Mr. Rusnack, $88,821. The number in the table for Mr. Bowlin also includes 10,000 shares of Restricted Stock issued in June 1992. The 10,000 shares have a value of $1,325,000, based on the FMV of $132.50 per share as of December 31, 1996. The grant of 10,000 shares vests as of June 27, 1997. Dividends are paid on the 10,000 shares in cash. Dividends on the February 24, 1997 grants of Restricted Stock are reinvested in additional shares of Restricted Stock. Neither the valuation of the February 24, 1997 grants of Restricted Stock nor the valuation of the 10,000 shares held by Mr. Bowlin give effect to the diminution of value attributable to the restrictions on such stock.

(c) Includes option grants under the LTIP made in February 1997, 1996 and 1995, respectively, based on the Company's performance for 1996, 1995 and 1994, respectively. Includes additional option grants made in July 1994 to Mr. Bowlin upon the occasion of his election to the office of Chief Executive Officer. Also includes additional option grants made in July 1996 to Mrs. Knowles upon the occasion of her election to the offices of Chief Financial Officer and Executive Vice President and to Mr. Fernandes upon his election to the office of Executive Vice President in 1994. Prior to the amendments adopted on February 24, 1997, the LTIP provided for the award of stock options and related dividend share credits. Option grants made on and after February 24, 1997 do not include rights to dividend share credits. The option grants shown for the years 1994 and 1995 include the right to dividend share credits; the recent option grants for 1996 do not. Dividend share credits are allocated to an optionee's account in respect of options granted prior to February 24, 1997 whenever dividends are declared on shares of Common Stock. The number of dividend share credits to be allocated on each record date to an optionee's account is computed by multiplying the dividend rate per share of Common Stock by the sum of (i) the number of shares subject to outstanding options and (ii) the number of dividend share credits then credited to the optionee's account and dividing the resulting figure by the FMV on such dividend record date. Subject to certain exceptions, when stock options are exercised, surrendered or cancelled, the optionee has the right to receive the value of the dividend share credits (FMV of a share of Common Stock on the exercise date multiplied by the number of dividend share credits) allocated to such options. In no event do dividend share credits have any ascertainable market value until the date on which the options in respect of which such credits have been allocated are exercised. Dividend share credits are cancelled upon an optionee's termination of employment under certain specified circumstances. Under the Amended LTIP, on and after April 1, 1997, the value of the dividend share credits payable to the optionee will be delivered in the form of shares of Common Stock in an amount equal to the number of dividend share credits allocable to the options being exercised, surrendered or cancelled; however, the optionee has the right to elect to cause the Company to sell some or all of such shares (at no cost to the optionee), and receive an equivalent cash payment.

(d) Includes contributions to the Executive Supplementary Savings Plan, incremental executive medical plan premiums, financial counseling reimbursements, certain amounts in respect of the Executive Life Insurance Plan, and imputed income in respect of the Long-Term Disability Plan, as follows:

                                                  MR.        MR.      MRS.        MR.        MR.       MR.
                                        YEAR    BOWLIN    FERNANDES  KNOWLES     WADE      RUSNACK   ARNAULT
                                        -----   -------   ---------  -------   -------     -------   -------
     Executive Supplementary             1996   $76,400    $42,585   $30,877   $44,738     $32,782   $55,146
       Savings Plan                      1995   $66,846    $39,231   $25,846   $43,357     $31,176   $53,218
                                         1994   $57,258    $29,934   $25,200   $42,000     $30,386   $52,372

     Incremental Executive               1996   $ 9,907    $ 9,907   $ 9,907   $ 9,907     $ 9,907   $ 9,907
       Medical Plan premiums             1995   $ 8,554    $ 8,554   $ 8,554   $ 8,554     $ 8,554   $ 8,554
                                         1994   $ 8,554    $ 8,554   $ 8,554   $ 8,554     $ 8,554   $ 8,554

     Financial Counseling                1996   $ 8,224    $ 8,000   $ 8,000   $ 8,000     $ 6,200   $    --
       reimbursements                    1995   $ 7,300    $ 7,300   $ 5,700   $ 7,300     $ 5,700   $14,600
                                         1994   $11,901    $ 5,700   $ 5,700   $ 7,300     $ 5,700   $    --

     Executive Life Insurance Plan       1996   $23,130    $20,934   $10,660   $20,404     $13,940   $64,769
                                         1995   $16,205    $15,857   $ 7,250   $13,661     $10,147   $55,085
                                         1994   $14,376    $13,550   $ 6,752   $12,713     $ 9,436   $53,778

     Long-Term Disability Plan           1996   $ 4,575    $ 9,196   $ 4,317   $ 9,603     $ 4,548   $ 9,372
                                         1995   $ 4,575    $ 4,688   $ 3,768   $ 9,603     $ 4,548   $ 9,372
                                         1994   $ 4,443    $ 4,555   $ 3,423   $ 9,471     $ 4,415   $ 9,240

     In addition to the dollar amounts shown in the column, the number of dividend share credits accrued to the accounts of the named executives during 1996, 1995 and 1994, respectively, in respect of option grants made prior to February 24, 1997, are as follows: Mr. Bowlin: 11,909; 10,887; 7,997; Mr. Fernandes: 5,010;

                                         (Footnotes continued on following page)

     4,267; 2,930; Mrs. Knowles: 2,039; 1,375; 1,067; Mr. Wade: 6,697; 6,202;
     5,358; Mr. Rusnack: 3,260; 2,902; 2,556; and Mr. Arnault: 3,787; 5,171;
     6,115.

(e) Mr. Arnault served as a Director and an Executive Vice President through December 31, 1996 and retired as an employee on that date. In connection with his retirement, Mr. Arnault also received special supplementary benefits under the Supplementary Executive Retirement Plan ("SERP"). He received a termination payment of $622,553, comprised primarily of a special payment for 36 weeks pay and six weeks' vacation pay (based on normal Company policy for retiring executives). Upon reaching eligible retirement age, Mr. Arnault will receive enhanced retirement benefits, increasing the value of his retirement benefit by $2.9 million. Mr. Arnault was also permitted the right to exercise his stock option grants made in the years 1987 to 1996 until their normal expiration date. In addition, upon reaching eligible retirement age, he will become entitled to regular benefits under the Company's retirement plans. Examples of the regular benefits are shown in the table captioned "Estimated Retirement Benefits" on page 18.

                             OPTION GRANTS FOR 1996

                                               INDIVIDUAL GRANTS(a)                             POTENTIAL REALIZABLE VALUE AT
                         ----------------------------------------------------------------                  ASSUMED
                                        % OF TOTAL                                               ANNUAL RATES OF STOCK PRICE
                         OPTIONS     OPTIONS GRANTED      EXERCISE                             APPRECIATION FOR OPTION TERM(b)
                         GRANTED       TO EMPLOYEES        PRICE           EXPIRATION        -----------------------------------
        NAME               (#)           FOR 1996          ($/SH)             DATE                 5%                  10%
---------------------    -------     ----------------     --------     ------------------    ---------------     ---------------
Mike R. Bowlin           41,508             6.6%           $127.25     February 24, 2007     $     3,321,885     $     8,417,822
Anthony G. Fernandes     21,555             3.4%           $127.25     February 24, 2007     $     1,725,047     $     4,371,354
Marie L. Knowles         16,175             2.6%           $127.25     February 24, 2007     $     1,294,485     $     3,280,290
                         16,600 (c)         2.6%           $118.625      July 22, 2006       $     1,471,673     $     3,509,655
William E. Wade, Jr.     24,244             3.9%           $127.25     February 24, 2007     $     1,940,247     $     4,916,683
William C. Rusnack        9,554             1.5%           $127.25     February 24, 2007     $       764,607     $     1,937,551
Ronald J. Arnault            --              --                 --             --                         --                  --

Stock Price
  2/24/97 Grant(d)                                                                           $        207.28     $        330.05

All Stockholders(d)                                                                          $12,891,396,000     $32,667,438,000

------------

(a) The ten-year options were granted on February 24, 1997 pursuant to the LTIP at an exercise price equal to the FMV on date of grant. These option grants were awarded based on Company and individual performance in 1996. Each option will become exercisable as to one-third of the total shares granted on February 24, 1998, as to one-third on February 24, 1999 and as to the remaining one-third on February 24, 2000. Additionally, options were granted on July 22, 1996 to Mrs. Knowles at an exercise price equal to the FMV on date of grant. Options become exercisable as to 50% of the total shares granted on July 22, 1997; the remaining 50% will become exercisable on July 22, 1998. These options carry with them the rights to dividend share credits. The exercisability of options may be accelerated upon a change of control. Options are cancelled upon an optionee's termination of employment under certain specified circumstances.

(b) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the option's exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten-year term of the options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock price performance. The potential realizable values presented are not intended to indicate the value of the options.

(c) These option grants on July 22, 1996 to Mrs. Knowles were special grants made upon her election to the offices of Executive Vice President and Chief Financial Officer.

(d) Based on total number of common shares outstanding on December 31, 1996 of 161,082,043 and purchase price of $127.25.

         AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END OPTION VALUES
                           (AS OF DECEMBER 31, 1996)

                                                                                     VALUE OF IN-THE-MONEY
                                                     NUMBER OF UNEXERCISED           UNEXERCISED OPTIONS AT
                     SHARES                          OPTIONS AT YEAR-END(a)              YEAR-END(b)(c)
                    ACQUIRED        VALUE         ----------------------------    ----------------------------
                   ON EXERCISE     REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
       NAME            (#)           ($)              (#)             (#)             ($)             ($)
------------------------------    ----------      -----------    -------------    -----------    -------------
M. R. Bowlin.......    17,941     $  632,301(d)     170,081          62,900       $ 4,102,364     $ 1,302,931
A. G. Fernandes....     2,331     $  111,165(e)      68,559          30,950       $ 1,879,665     $   640,109
M. L. Knowles......       686     $   11,105(f)      22,127          28,965       $   496,820     $   485,760
W. E. Wade, Jr.....    17,399     $  832,384(g)      85,891          30,950       $ 1,844,058     $   640,109
W. C. Rusnack......     5,670     $  318,015(h)      41,280          15,816       $   985,769     $   326,332
R. J. Arnault......    81,875     $1,505,466(i)         -0-          30,950       $       -0-     $   640,109

------------

(a) Each of these options carries with it the right to a potential payment in respect of dividend share credits. See footnote (c) to the Summary Compensation Table.

(b) Closing price of ARCO Common Stock on December 31, 1996 was $132.50.

(c) For illustrative purposes only, Registrant has calculated the hypothetical aggregate values of both in-the-money options and out-of-the-money options, including the value of the dividend share credits. These calculations assume these options were exercised on December 31, 1996 at the closing price.

                                                   YEAR-END OPTION VALUES, INCLUDING
                                                      DIVIDEND SHARE CREDIT VALUES
                                              --------------------------------------------
                                              EXERCISABLE OPTIONS    UNEXERCISABLE OPTIONS
                                              -------------------    ---------------------
            Mr. Bowlin                            $ 8,026,245             $ 1,713,138
            Mr. Fernandes                         $ 3,901,007             $   840,218
            Mrs. Knowles                          $ 1,132,412             $   614,146
            Mr. Wade                              $ 4,242,281             $   840,218
            Mr. Rusnack                           $ 2,376,851             $   427,245
            Mr. Arnault                           $       -0-             $   840,218

(d) Mr. Bowlin also received a payment of $975,170 for dividend share credits allocable to the options exercised.

(e) Mr. Fernandes also received a payment of $170,504 for dividend share credits allocable to the options exercised.

(f) Mrs. Knowles also received a payment of $38,077 for dividend share credits allocable to the options exercised.

(g) Mr. Wade also received a payment of $1,078,886 for dividend share credits allocable to the options exercised.

(h) Mr. Rusnack also received a payment of $414,021 for dividend share credits allocable to the options exercised.

(i) Mr. Arnault also received a payment of $1,980,452 for dividend share credits allocable to the options exercised.

                    1985 EXECUTIVE LONG-TERM INCENTIVE PLAN
                           CONTINGENT AWARDS FOR 1996

                                                     PERFORMANCE
                                      NUMBER OF       OR OTHER          POTENTIAL FUTURE PAYOUTS
                                     CONTINGENT        PERIOD               NUMBER OF SHARES
                                      SHARES OF         UNTIL        ------------------------------
                                     RESTRICTED      MATURATION      MINIMUM     TARGET     MAXIMUM
               NAME                     STOCK         OR PAYOUT        (#)        (#)         (#)
-----------------------------------  -----------     -----------     -------     ------     -------
Mike R. Bowlin                           9,110       1997-1999          0         9,110      27,330
                                         3,036       1997-1998          0         3,036       9,108
                                         3,036          1997            0         3,036       9,108

Anthony G. Fernandes                     4,731       1997-1999          0         4,731      14,193
                                         1,577       1997-1998          0         1,577       4,731
                                         1,577          1997            0         1,577       4,731

Marie L. Knowles                         3,550       1997-1999          0         3,550      10,650
                                         1,183       1997-1998          0         1,183       3,549
                                         1,183          1997            0         1,183       3,549

William E. Wade, Jr.                     5,320       1997-1999          0         5,320      15,960
                                         1,773       1997-1998          0         1,773       5,319
                                         1,773          1997            0         1,773       5,319

William C. Rusnack                       2,095       1997-1999          0         2,095       6,285
                                           698       1997-1998          0           698       2,094
                                           698          1997            0           698       2,094

Ronald J. Arnault(a)                        --       1997-1999         --            --          --
                                            --       1997-1998         --            --          --
                                            --          1997           --            --          --

All current Executive                   39,025       1997-1999          0        39,025     117,075
Officers as a Group                     13,003       1997-1998          0        13,003      39,009
                                        13,003          1997            0        13,003      39,009

All current Non-Executive               55,662       1997-1999          0        55,662     166,986
Officers and other Employees Group      18,516       1997-1998          0        18,516      55,548
                                        18,516          1997            0        18,516      55,548

--------------------------------------------------------------------------------

On February 24, 1997, the Board of Directors adopted the Amended LTIP, which amendments are summarized on pages 23-24 hereof. The terms "Contingent Restricted Stock," "Restricted Period," and "Performance Period" are defined in such summary. On such date, in connection with these amendments, the Compensation Subcommittee made certain transition awards of Restricted Stock and Contingent Restricted Stock. Grants of Restricted Stock, having a Restricted Period of two years were issued as set forth in the Summary Compensation Table on page 8 to the named executive officers; 13,003 shares of Restricted Stock were issued to all executive officers as a group; and 18,516 shares were issued to all non-executive officers and employees as a group. In addition, two phase-in awards and one regular award of Contingent Restricted Stock, with Performance Periods of one, two and three years, respectively, were made as described in the chart above to the named executive officers. In addition, awards were granted to the other executive officers and to certain other key employees as set forth in the chart above.
---------------

(a) Following Mr. Arnault's retirement from the Company on December 31, 1996, he was not eligible for awards under the LTIP.

PERFORMANCE GRAPH(1)

The graph below compares the cumulative total stockholder return of the Company with the cumulative return on the S&P 500 Stock Index, the S&P Domestic Oil Index and a peer group (the "Comparison Group"). The Comparison Group is composed of eight companies with whom the Company competes and whose aggregate asset profile includes extensive domestic and international exploration and production operations. The Company believes its overall performance goals and international expansion goals make the Comparison Group an appropriate benchmark. The Company also believes that currently its asset profile corresponds more closely to the aggregate asset profile of S&P Domestic Oil Index and therefore includes this index as an additional reference.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN(2)

                        [Performance Graph appears here]

               12/31/91           12/31/92           12/31/93           12/31/94           12/31/95           12/31/96
ARCO           $100.0             $112.9             $108.7             $110.9             $126.6              $158.5
COMPARISON
  GROUP(3)     $100.0             $104.0             $120.3             $127.6             $167.2              $206.8
S&P DOMESTIC
  OIL W/O
  ARCO(4)      $100.0              $99.1             $107.3             $113.1             $128.5              $160.5
S&P 500        $100.0             $107.6             $118.4             $120.0             $165.0              $203.0

---------------

(1) Pursuant to the Proxy Rules, this section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Report on Form 10-K.

(2) Assumes the value of the investment in ARCO Common Stock and each index was $100 on December 31, 1991 and that all dividends were reinvested.

(3) Comparison Group includes Amoco, Chevron, Exxon, Mobil, Occidental, Phillips, Texaco and Unocal, weighted for market capitalization as of the beginning of each year of the five-year period.

(4) Standard & Poor's Domestic Integrated Oil Index, adjusted to exclude Company, which consists of Amerada Hess, Ashland Oil, Kerr-McGee, LL&E, Occidental, Pennzoil, Phillips, Sun, Unocal, and USX-Marathon.

COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

The Organization and Compensation Committee of ARCO's Board of Directors administers ARCO's executive compensation program. At the meeting held on February 24, 1997, the Compensation Subcommittee, consisting of those directors who have served as neither an employee nor officer of the Company ("the Committee"), met to determine the Company's 1997 executive compensation program.

During the last year, the Committee and senior management initiated a comprehensive examination of the Company's executive compensation program with the assistance of an independent consulting firm. As a direct result of this process, ARCO will introduce a redesigned compensation program for performance year 1997 that will increase executives' focus on providing superior returns to shareholders through exceptional and sustainable growth.

COMPENSATION PHILOSOPHY

ARCO's executive compensation philosophy is designed to attract, retain, and motivate the best managerial talent available according to three central themes:
Alignment, Accountability, and Attraction.

        - Alignment with the long-term interests of our shareholders;

        - Accountability for results by linking executives to Company, business unit and individual performance; and

        - Attraction, motivation and retention of critical talent.

The Committee annually conducts a full review of the performance of ARCO and its executives in determining compensation levels. For 1996, the Committee considered various qualitative and quantitative indicators of Company and individual performance in determining the level of compensation for ARCO's Chief Executive Officer ("CEO") and its other executive officers. The review has included an evaluation of ARCO's performance both on a short- and long-term basis. The Committee's review included an analysis of quantitative measures, such as Total Shareholder Return ("TSR"), Return on Shareholders' Equity ("ROSE"), Return on Capital Employed ("ROCE"), reserve replacement and finding costs, and percent change in operating and net income. The Committee also considered qualitative measures such as leadership, experience, strategic direction, community representation and social responsibility. The Committee has been sensitive to management's maintaining a balance between actions that foster long-term value creation, as well as short-term performance.

The Committee evaluates total executive compensation in light of the operational and financial performance and compensation practices of an oil industry comparison group ("Comparison Group") comprised of Amoco, Chevron, Exxon, Mobil, Occidental, Phillips, Texaco, and Unocal. The Committee uses the Comparison Group as a standard for executive compensation since it is composed of large, integrated petroleum companies against which the Company directly competes for executive talent. The Comparison Group is used as the reference standard for establishing award levels under the Company's Annual Incentive Plan ("AIP") and will also be used as the reference standard under the new Long-Term Incentive Plan ("LTIP") being introduced in 1997.

Depending on the Company's performance and individual performance, the Committee determines appropriate base salary, annual incentive award and long-term incentive award levels for the Company's executives. In 1996, the Committee did not apply any specific quantitative formulae in arriving at its compensation decisions on base salary and long-term incentive awards. The Committee did apply specific quantitative formulae, as described below, in arriving at its annual incentive award decisions for 1996 performance.

---------------

* Pursuant to the Proxy Rules, this section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into the Company's Report on Form 10-K.

COMPONENTS OF EXECUTIVE COMPENSATION

  Base Salary

For 1996, base salaries were targeted slightly above the market of the Comparison Group and were set at levels considered appropriate in light of the scope of responsibilities of each executive officer's position. Base salaries are reviewed each year and generally adjusted relative to individual performance and competitive salaries within the Comparison Group.

Beginning in 1997, base salaries will be targeted at the market (50th percentile) of the Comparison Group in order to increase the at-risk, performance orientation of the compensation program and to better align the fixed compensation costs of the Company with industry practice. A 4% lump sum payment to all executives in 1997 will allow for management of base salaries toward market levels. Only 15% of executives will receive a market adjustment to their base salaries. Actual salaries will continue to be set according to the scope of the responsibilities of each executive officer's position.

  Annual Incentive Plan

The CEO and the other executive officers may receive annual incentive compensation awards, under the Company's AIP, that are intended to reward the executives for their contribution to the Company's short-term performance. For 1996, AIP awards were determined by a performance-based formula that used ARCO's three-year simple average ROSE as the performance criterion. The Company considers ROSE an important performance measure aligned with long-term value creation for shareholders and, by linking AIP awards to it, the Company believes a clear incentive is provided to executives to improve the Company's ROSE performance. A three-year simple average ROSE recognizes the longer-term investment structure of the oil industry and also mitigates the effects of sharp swings in year-to-year results.

Target AIP awards levels are set for each participant, expressed as a percentage of base salary, at approximately the 50th percentile of the Comparison Group bonus awards. The target bonus awards for all participants establish a target bonus pool, which is then adjusted upward or downward based on actual Company performance. The actual bonus pool is determined based on ARCO's three-year ROSE as compared to the simple average of the three-year ROSE of the Comparison Group ("Comparison Group ROSE"). To the extent that ARCO's ROSE exceeds the Comparison Group ROSE, the Company's target bonus pool earned is adjusted proportionately upward; to the extent ARCO's ROSE is less than the Comparison Group ROSE, the target award pool is reduced proportionately. The AIP also limits the funding pool available for award payments to 2% of the Company's adjusted net income.

After the bonus pool has been calculated according to the above methodology, the Committee reviews the award calculated for each named executive officer in light of both Company and individual performance. For 1996, the Committee had no discretion to increase award payments to the executives listed in the Summary Compensation Table above the calculated amounts, but did retain discretion to lower award payments for these positions.

Beginning in 1997, the AIP has been amended to include two additional measures that also have a strong correlation with TSR. In the new AIP formula, equal weighting will be given to three-year average reserve replacement (adjusted by reserve replacement costs), the annual percent change in adjusted net income, and the three-year average ROSE. Awards will be based on ARCO's rank on each measure versus the companies in the Compensation Group. The Committee believes the redesigned AIP more closely aligns executive compensation with value creation for shareholders.

  Long-Term Incentive Plan

The CEO and the other executive officers may also receive incentive compensation awards under the Company's Long-Term Incentive Plan ("LTIP"). The existing LTIP authorizes the Committee to make awards of stock options with dividend share credits and awards of restricted stock. To date, stock options with dividend share credits have been the primary long-term incentive vehicle. In determining grants under the Company's LTIP, the Committee establishes a target investment value to be granted to each executive based on competitive long-term incentive grant practices of the Comparison Group.

Beginning in 1997, the target investment value to be delivered under the ongoing program will be divided into awards of stock options, without dividend share credits, and performance-based restricted stock. The Committee believes that stock options encourage management to focus on the stock price appreciation that is a substantial component of TSR for most companies.

Performance-based restricted stock is a new element of compensation that allows participants to earn shares of restricted stock based on ARCO's total shareholder return relative to the companies in the Comparison Group. Contingent performance shares are awarded at the beginning of each performance measurement period. The number of performance shares is adjusted at the end of the performance measurement period based on the Company's relative TSR, with actual awards ranging from zero to three times the number of contingent performance shares. The performance shares are converted into an equivalent number of restricted shares at the end of the performance measurement period. Typically, the restricted shares will vest fully after two additional years of service, during which time dividends will be reinvested in ARCO stock.

Under the performance-based restricted stock plan, the typical performance measurement period will last three years. However, to begin the new plan, the 1997 award is divided into three contingent share grants which cover separate performance measurement periods as follows: a three-year period, a two-year period, and a one-year period. The program also included a direct grant of restricted stock to reward executives for the Company's improved relative TSR performance in 1996. The Committee believes the performance-based restricted stock plan will further align the interests of executives with those of shareholders by providing them an opportunity to share more directly in the creation of Company value.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Mike R. Bowlin served as the Company's Chairman, CEO and President during 1996. In evaluating the compensation for Mr. Bowlin, the Committee recognized that ARCO experienced strong performance in 1996, its best year since 1990, in light of mixed market conditions. Crude oil and natural gas prices and product margins increased on a year-to-year basis, while chemical margins declined during the same period. Despite the mixed conditions, ARCO's adjusted net income in 1996 rose to $1,663 million from $1,331 million in 1995, an increase of 25%. Additionally, ARCO continued to have strong ROSE and ROCE performance on a one- and five-year basis. While the Company experienced good one-year TSR results, the five-year TSR performance was disappointing.

Under the Company's performance-based AIP for 1996, ARCO's three-year ROSE was first among the Comparison Group. For the period ended December 31, 1996, ARCO's three-year ROSE was 19.1% compared to the Comparison Group ROSE of 14.4%. Final AIP awards were calculated based on the Company's relative ROSE performance, resulting in an AIP adjustment factor of 1.33.

Based on the Company's performance and compensation philosophy, the Committee approved the following compensation for Mr. Bowlin and guidelines for the other Named Executive Officers ("NEOs") listed in the Summary Compensation Table:

MR. BOWLIN

     - For 1997, Mr. Bowlin did not receive a salary increase. As with other executives, he received a lump sum payment equal to 4% of his base salary. Mr. Bowlin's salary of $980,000 is positioned slightly below the market of the Comparison Group's CEOs' salaries.

     - Pursuant to the Company's ROSE-based AIP effective in 1996, Mr. Bowlin was awarded a bonus of $960,000, which was 1.33 times his target award of $722,000.

     - In recognition of the Company's 1996 performance, Mr. Bowlin received a long-term award at approximately the 70th percentile of the Comparison Group's long-term incentive awards. He was awarded 41,508 stock options, 3,036 shares of restricted stock, 9,110 contingent shares of restricted stock with a three-year performance measurement period, 3,036 contingent shares of restricted stock with a two-year performance measurement period, and 3,036 contingent shares of restricted stock with a one-year performance measurement period.

  Other Named Executive Officers

The Committee approved, for executive officers serving in 1997, a lump sum payment equal to 4% of salary. In addition, a base salary increase was approved for one NEO, whose base salary was low compared to comparable positions within the Comparison Group. The Committee also approved bonus awards pursuant to the formula prescribed by the AIP, and LTIP awards that result in total compensation at approximately the 60th to 75th percentiles of the Comparison Group's total compensation.

DEDUCTIBLE COMPENSATION LIMITATION

Section 162(m) of the Internal Revenue Code limits the deductibility to the Company of cash compensation in excess of $1 million paid to the CEO and the four highest compensated NEOs during any taxable year, unless such compensation meets certain requirements. The Company believes its AIP and LTIP for 1996 comply with the rules under Section 162(m) for treatment as performance-based compensation, allowing the Company to fully deduct compensation paid to executives under these two plans. At the February 24, 1997 meeting, the Committee certified the attainment of the performance goals for the 1996 performance year.

Awards under the redesigned AIP to be implemented in 1997 are not intended to qualify as performance-based compensation due to the Committee's ability to apply upward or downward discretion based on a subjective evaluation of performance. The Company believes that better alignment of the interests of executives with those of shareholders will be achieved by allowing the Committee to determine awards within the guidelines of the AIP. Any reduction in tax deductibility from award payments is not expected to be material to the results of the Company in any year.

The Company intends its redesigned LTIP, consisting of stock options and performance-based restricted stock, to comply with the rules under Section 162(m) for treatment as performance-based compensation, and accordingly is submitting the amended LTIP to shareholders for approval. Such compliance will allow the Company to deduct compensation paid to executives under the long-term plans. The actual grant of restricted stock made in 1997 will not qualify for treatment as performance-based compensation under Section 162(m). However, the Company believes that this grant was necessary to reward strong 1996 performance and to assist in the implementation of the new compensation program, and expects no material impact from any reduction in deductibility on this restricted stock grant.

        HENRY WENDT, CHAIRMAN          HANNA H. GRAY          DAVID T. MCLAUGHLIN
        FRANK D. BOREN                 PHILIP M. HAWLEY       JOHN B. SLAUGHTER
        RICHARD H. DEIHL               KENT KRESA

February 24, 1997

Estimated Retirement Benefits

The following table shows estimated annual regular pension benefits payable to officers and other key employees upon retirement on January 1, 1997 at age 65 under the provisions of the Atlantic Richfield Retirement Plan II and the Supplementary Executive Retirement Plan currently in effect (collectively, the "Retirement Plan").

 AVERAGE FINAL EARNINGS
(AVERAGE OF HIGHEST THREE                         APPROXIMATE ANNUAL BENEFIT FOR YEARS OF
  CONSECUTIVE YEARS OF                              MEMBERSHIP SERVICE INDICATED(a)(b)
 BASE SALARY PLUS ANNUAL      -------------------------------------------------------------------------------
 INCENTIVE PLAN AWARDS)       15 YEARS     20 YEARS     25 YEARS      30 YEARS       35 YEARS       40 YEARS
-------------------------     --------     --------     --------     ----------     ----------     ----------
       $ 2,250,000            $519,000     $691,000     $864,000     $1,037,000     $1,210,000     $1,373,000
         2,000,000             461,000      614,000      768,000        922,000      1,075,000      1,220,000
         1,750,000             403,000      537,000      672,000        806,000        941,000      1,067,000
         1,500,000             345,000      460,000      576,000        691,000        806,000        915,000
         1,250,000             288,000      383,000      479,000        575,000        671,000        762,000
         1,000,000             230,000      306,000      383,000        460,000        536,000        609,000
           750,000             172,000      229,000      287,000        344,000        402,000        456,000
           500,000             114,000      152,000      191,000        229,000        267,000        303,000
           250,000              57,000       75,000       94,000        113,000        132,000        150,000

------------

(a) The amounts shown in the above table are necessarily based upon certain assumptions, including retirement of the employee on January 1, 1997 and payment of the benefit under the basic form of allowance provided under the Retirement Plan (payment for the life of the employee only with a guaranteed minimum payment period of 60 months). The amounts will change if the payment is made under any other form of allowance permitted by the Retirement Plan, or if an employee's immediate retirement occurs after January 1, 1997, because the Social Security Integration Level of such employees (one of the factors used in computing the annual retirement benefits) may change during the employee's subsequent years of membership service. The benefits shown are not subject to deduction for Social Security benefits or other offset amounts.

(b) As of December 31, 1996, the credited years of service under the Retirement Plan for the six named executive officers were: Mr. Bowlin, 28.000; Mr. Fernandes, 28.333; Mrs. Knowles, 23.000; Mr. Wade, 28.583; Mr. Rusnack,
    30.500 and Mr. Arnault, 27.666.

COMPENSATION OF DIRECTORS

Directors' Fees

Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board or any Board committee. Directors who are not employees of ARCO, including former officers of ARCO who are directors, received an annual retainer fee of $40,000 and $1,000 for each Board or committee meeting attended. In addition, the Chairmen of the Audit, Organization and Compensation, Public Policy, Corporate Governance and Environment, Health and Safety Committees each received an additional $18,000 retainer for their service as committee chairmen.

As part of a comprehensive review of the directors' compensation program, beginning in 1997, the annual retainer for all outside directors was increased to $52,000. The committee chair retainer was decreased to $10,000. Meeting attendance fees remain at $1,000. A portion of the retainer fees will be paid in Restricted Stock as described below.

Restricted Stock Plan for Outside Directors

The Atlantic Richfield Company Restricted Stock Plan for Outside Directors (the "Outside Directors Restricted Stock Plan"), which became effective January 1, 1997, provides for the issuance of Common Stock in the form of Restricted Stock. The Outside Directors Restricted Stock Plan provides for an initial grant of Restricted Stock in respect of the directors' accrued retirement benefits. It also provides for the issuance of Restricted Stock in respect of the directors' retainer fees.

Effective January 1, 1997, the Atlantic Richfield Company Retirement Plan for Outside Directors was terminated. The present value of the directors' accrued retirement benefits as of December 31, 1996 was calculated and shares of Restricted Stock of equal value were issued to the directors as of January 1, 1997. However, any director within six months of maximum credited years of service was permitted to defer the issuance of Restricted Stock until the maximum credited years of service were attained.

Each director is required to receive at least 65% of his or her retainer fees in Common Stock in the form of Restricted Stock and may elect to receive up to 100% of these fees in Restricted Stock. Shares of Restricted Stock equal to the cash value of each director's annual retainer percentage election (at least 65%) were deposited in each director's account on February 24, 1997. The remaining percentage, to be paid in cash, will be paid in monthly installments over the year, along with each director's meeting attendance fees.

These shares were deposited in accounts maintained by First Chicago Trust Company. The restricted period for all shares in a director's account will lapse upon that director's retirement at age 72, except in certain limited circumstances described in the Plan. Dividends are reinvested in shares of Restricted Stock.

Stock Option Plan for Outside Directors

The Atlantic Richfield Company Stock Option Plan for Outside Directors (the "Outside Directors' Option Plan") provided, when the plan was adopted in December 1990, that ten-year nonqualified stock options to purchase 1,000 shares of Common Stock be granted to each outside director at an exercise price per share equal to the fair market value of Common Stock on the date of grant. Thereafter, each newly elected outside director has been granted ten-year options to purchase 1,000 shares of Common Stock. The number of shares of Common Stock reserved for issuance under the Outside Directors' Option Plan is 40,000. No options may be granted after December 31, 2000.

Dividend share credits have been and will continue to be allocated in respect of outstanding options on the same terms on which they have been allocated under the LTIP. See "Compensation of Executive Officers -- Summary Compensation Table," footnote (c). Beginning in 1997, each newly elected outside director will be granted ten-year options to purchase 2,500 shares of Common Stock. There will be no accrual of dividend share credits with respect to these options. The Outside Directors' Option Plan is administered by the Outside Director Stock Option Plan Committee appointed by the Board of Directors. No member of the Board of Directors serves on this committee.

Deferral Plan for Outside Directors

The Atlantic Richfield Company Deferral Plan for Outside Directors (the "Outside Directors' Deferral Plan") was adopted in 1990 to permit outside directors to defer up to 100% of their annual cash retainer and meeting fees to which they are entitled. In 1996 the outside directors with deferral accounts and the amount of accrued interest exceeding 120% of a specified IRS rate were: Mr.
Gavin: $6,634; Mr. Kresa: $2,740; Mr. McLaughlin: $6,702; Dr. Slaughter: $74; and Mr. Wendt: $8,767.

                               BOARD OF DIRECTORS

DIRECTORS' MEETINGS

The Board of Directors met eight times during 1996. All of ARCO's directors attended 75% or more of the aggregate of all meetings of the Board of Directors and committees on which they served during 1996.

COMMITTEES OF THE BOARD

EXECUTIVE COMMITTEE

The Executive Committee has and may exercise all the authority of the Board of Directors in the management of the business of ARCO in the interim between meetings of the Board of Directors. The Committee did not meet in 1996.

The Executive Committee presently consists of Mr. Bowlin, Chairman, Mrs. Knowles, and Messrs. Cook, Deihl, Fernandes, Gavin, Hawley, Kresa, Slaughter and Wade.

ORGANIZATION AND COMPENSATION COMMITTEE

The Organization and Compensation Committee of the Board of Directors makes recommendations to the Board as to management succession plans and is responsible for setting annual and long-term performance goals for the Chairman of the Board and Chief Executive Officer. The Compensation Subcommittee reviews and administers all executive compensation and benefit plans and approves the annual executive compensation levels and awards under such plans. This Committee, formerly named the Management Development and Compensation Committee, met eight times in 1996.

The Organization and Compensation Committee presently consists of Mr. Wendt, Chairman, Mrs. Gray and Messrs. Boren, Cook, Deihl, Gavin, Hawley, Kresa, McLaughlin and Slaughter. The Compensation Subcommittee consists of Mr. Wendt, Chairman, Mrs. Gray and Messrs. Boren, Deihl, Hawley, Kresa, McLaughlin and Slaughter.

CORPORATE GOVERNANCE COMMITTEE

The Corporate Governance Committee of the Board of Directors considers and makes recommendations to the Board concerning the appropriate size and needs of the Board, including the annual nomination of directors and names of candidates to fill vacant Board positions. The Committee reviews and makes recommendations concerning other policies related to the Board and directors, including committee composition, structure and size, director compensation and share ownership requirements, and retirement and resignation policies. The Committee periodically evaluates Board performance to determine ways to enhance Board effectiveness. The Committee is responsible for the periodic review of ARCO's Corporate Governance Principles and other corporate governance issues and trends. No member of the Committee is an officer or employee of the Company. The Committee will consider nominees for director recommended by stockholders. Such recommendations should be submitted to the Corporate Secretary. The Committee met four times in 1996.

The Corporate Governance Committee presently consists of Mr. Hawley, Chairman, and Messrs. Deihl, Kresa, McLaughlin and Wendt.

AUDIT COMMITTEE

The objectives of the Audit Committee are to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to the Company's financial reporting standards and practices, to determine the adequacy of and promote the Company's continued emphasis on managerial and financial control systems, to maintain open, continuing and direct communication between the Board of Directors and both the Company's independent public accountants and its internal auditors, and to instigate any special investigations of conflicts of interest and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted. The independent accountants and the internal auditors have full and free access to the Audit Committee and meet with it, with and without management being present, to discuss appropriate matters. No member of the Committee is an officer or employee of the Company. The Committee met three times in 1996.

The Audit Committee presently consists of Mr. Deihl, Chairman, Mrs. Gray and Messrs. Gavin, Hawley and McLaughlin.

ENVIRONMENT, HEALTH AND SAFETY COMMITTEE

The Environment, Health and Safety Committee of the Board of Directors reviews and assesses the Company's policies, procedures and practices relating to (i) the protection of the environment and the health and safety of employees, customers, contractors and the public, (ii) compliance with applicable laws and regulations and (iii) development of Company environmental, health and safety goals and objectives. The Committee also makes recommendations to the Board as to such policies, procedures and practices. The Committee met three times in 1996.

The Environment, Health and Safety Committee presently consists of Mr. Boren, Chairman, and Messrs. Cook, Kresa, Slaughter and Wendt.

PUBLIC POLICY COMMITTEE

The Public Policy Committee of the Board of Directors reviews the Company's (i) domestic and international policies, programs and strategies involving political, governmental and social issues and trends, (ii) stockholder proposals concerning social and political issues, (iii) charitable, civic, cultural and educational contribution programs including the level of funding and focus of efforts, (iv) political action programs and political contributions, (v) policies and procedures concerning issues of business ethics and (vi) policies and practices involving equal employment opportunity, affirmative action, non-discrimination and other workplace issues. The Committee met four times in 1996.

The Public Policy Committee presently consists of Mr. Gavin, Chairman, Mrs. Gray and Messrs. Boren, Cook and Slaughter.

                           PROPOSAL TO AMEND THE LTIP

                              Item 2 on Proxy Card

In order to align payouts under the LTIP more closely with the long-term interests of stockholders, the Board of Directors amended the LTIP on February 24, 1997, effective as to awards made on and after February 24, 1997. In order for certain of the benefits payable to the five most highly compensated officers of the Company -- primarily the awards of Performance-Based Restricted
Stock -- to qualify for Internal Revenue Code Section 162(m) treatment, stockholders must approve the amendments. In addition, certain types of amendments, by the terms of the LTIP currently in effect, require stockholder approval. Accordingly, to meet both these requirements, the Board of Directors is requesting stockholders to approve certain amendments to the LTIP, as amended through February 24, 1997 (the "Amended LTIP"). In addition to the amendments summarized below, certain other conforming changes have been made to implement the principal amendments. A copy of the Amended LTIP is included in the Appendix to the Proxy Statement. The following summary describes the principal amendments to the LTIP, which summary is qualified in its entirety by reference to the Appendix.

The first amendment would extend the term from the year 2000 to the year 2007. Accordingly, effective upon the approval by stockholders, the Amended LTIP will provide that no grants can be made thereunder after February 24, 2007.

The second amendment limits the aggregate number of stock options and shares of Restricted Stock that may be awarded in any single calendar year to any one individual employee to no more than 250,000.

The third amendment eliminates the award of dividend share credits in respect of options granted on and after February 24, 1997, and requires, effective April 1, 1997, the value of dividend share credits accruing in respect of options granted prior to February 24, 1997 to be paid in shares of Common Stock. See footnote
(c) to the Summary Compensation Table on page 9.

The fourth amendment relates to the Performance-Based Restricted Stock program authorized under the Amended LTIP and provides for contingent awards of Restricted Stock ("Contingent Restricted Stock"). Previous grants made under the LTIP generally had a five-year restricted period and vested in full upon expiration of that period, so long as the grantee remained in the continuous employment of the Company following the date of grant. During the restricted period, transfers of the Restricted Stock were prohibited subject to certain exceptions, and the grantee had full voting and dividend rights during the restricted period. Upon expiration of the restricted period, the grantee had unrestricted ownership of the shares.

Under the terms of the Amended LTIP, awards of Contingent Restricted Stock will be granted at the commencement of a Performance Period and may be converted to an actual award of Performance-Based Restricted Stock. At the end of each performance measurement period specified at the time of the grant of Contingent Restricted Stock (the "Performance Period"), the Compensation Subcommittee will evaluate the Company's performance pursuant to criteria prescribed under the Plan to determine the number of shares of Performance-Based Restricted Stock earned. The Company's performance will be determined by Total Shareholder Return ("TSR"), compared with the TSR of each of the companies included in the Comparison Group that is described in the Committee Report on Executive Compensation on page 14. "TSR" means the sum of the dividends paid and the stock price appreciation or depreciation over the Performance Period. The beginning and ending stock price used in calculating the TSR for each of the companies, including the Company, is the average of the closing price on the ten trading days prior to the last trading day of the calendar year, the last trading day of the calendar year, and the ten trading days following the last trading day of the calendar year. Depending on the Company's ranking relative to each Company within the Comparison Group, as determined by the Compensation Subcommittee, the grantee will receive that number of shares of Performance-Based Restricted Stock calculated pursuant to the Performance-Based Restricted Stock Payment Schedule, subject to certain exceptions (as described on pages 2-3 of the Appendix). The number of shares may range from zero to three times the number of shares of Contingent Restricted Stock. These shares will be subject to a restricted period prescribed at the time of the initial award (the "Restricted Period") during which the grantee must remain in the continuous employment of the Company. During the Restricted Period, the grantee will have no right to assign or transfer the shares, subject to certain exceptions, but will have full voting rights and will earn dividends that will be automatically reinvested in additional shares of Restricted Stock. During the Restricted Period, the shares, including those issued upon the reinvestment of dividends, will be held in a custodial account administered by the Company's Transfer Agent. Upon expiration of the Restricted Period, all restrictions will be lifted from the shares of Restricted Stock in the grantee's account, including those shares issued upon the reinvestment of dividends.

Upon transfer of the shares to the grantee following the end of the Restricted Period, the grantee will be required to pay Federal income tax based on the value of the shares at the time of transfer. For accounting purposes, the value of Common Stock to be issued as Performance-Based Restricted Stock is estimated and averaged over the Performance Period, and the pro rata share of the expense will be reflected on the Company's income statement for each of the years of the period.

As further described on page 12, the Compensation Subcommittee made certain transition awards of Restricted Stock and Contingent Restricted Stock.

In the event stockholders do not approve the Amended LTIP, the awards will remain in effect and the Amended LTIP will remain in effect (but the term of the plan will not be extended past the year 2000). In addition, the Company will no longer be able to take advantage of the exclusion under section 162(m) of the Internal Revenue Code in the event the total applicable compensation for any named executive exceeds one million dollars for any calendar year.

The Board of Directors believes it is in the best interests of the Company to align management's compensation with the long-term interests of the stockholders and, accordingly urges stockholders to approve the Amended LTIP.

Required Vote

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock and Preference Stock of the Company represented in person or by proxy at the meeting, voting together as one class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

          PROPOSAL TO APPROVE THE APPOINTMENT OF INDEPENDENT AUDITORS

                              Item 3 on Proxy Card

The Board of Directors has appointed Coopers & Lybrand L.L.P., Certified Public Accountants, to audit the financial statements of ARCO and its consolidated subsidiaries for the year 1997. Coopers & Lybrand L.L.P. has acted in this capacity for many years. Since June 1987 Coopers & Lybrand L.L.P. has also acted as the independent auditor for ARCO Chemical. In addition, since July 1988 Coopers & Lybrand L.L.P. has acted as the independent auditor for Lyondell and since October 1993 for Vastar. From time to time Coopers & Lybrand L.L.P. also performs consulting work for ARCO and its subsidiaries. The firm has no other relationship with ARCO or any of its subsidiaries except the existing professional relationship as Certified Public Accountants.

Representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will have the opportunity to make a statement if they desire to do so. These representatives will also be available to respond to appropriate questions.

Required Vote

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock and Preference Stock of the Company represented in person or by proxy at the meeting, voting together as one class.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                             STOCKHOLDERS' PROPOSAL

The following stockholders' proposal has been submitted for a vote of the stockholders at the Annual Meeting. This proposal is substantially similar to the one submitted by some of the same proponents for approval at the Annual Meeting of Stockholders held on May 6, 1996. The proposal is set forth below along with the Company's reasons for recommending a vote AGAINST the proposal. The proponents did not submit any separate statement in support of their proposal. To be adopted, a proposal must be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting.

                        GUIDELINES FOR COUNTRY SELECTION

                              Item 4 on Proxy Card

Management has been advised that Catholic Healthcare West, holding 100 shares of Common Stock, and the Franklin Research & Development Corporation, holding 150 shares of Common Stock, along with six co-filers (American Friends Service Committee, Women's Division of the General Board of Global Ministries of the United Methodist Church, Mennonite Mutual Aid, The Sisters of the Sorrowful Mother, and United States Trust Company Boston), holding a total of 135,851 shares of Common Stock, intend to submit the following proposal at the meeting:

     WHEREAS: Levi Strauss & Co. bases its decision on whether to do business in certain countries based on criteria that include whether:

        "Brand image would be adversely affected by a country's perception or image among our customers and/or consumers"

        "Human rights environment would prevent us from conducting business activities in a manner that is consistent with the Global Sourcing Guidelines and other Company policies"

        "Political, economic and social environment would threaten the Company's reputation and/or commercial interests"

     Nobel Peace Prize Laureate and Burmese democracy movement leader Aung San Suu Kyi has specifically called for economic sanctions on Burma;

     In its editorial of 5/30/96, the Wall Street Journal noted that, as the Burmese military junta arrested more than 250 elected representatives, ARCO President Roger Truitt was photographed in government newspapers with the chief of secret police and a member of the junta who had the previous week threatened to annihilate Aung San Suu Kyi;

     ARCO has paid several million dollars to an oil company owned by the Burmese military junta for seismic data and exploration rights to two off-shore blocks;

     It is reasonable to assume that, if ARCO discovers gas, ARCO will connect its gas field to the gas pipeline leading to Thailand that is currently being built by Total and Unocal;

     Human rights organizations based on the Thai/Burmese border have documented not only numerous human rights abuses committed by Burmese troops deployed to secure the Total/Unocal pipeline area but also the use of forced labor by the Burmese military on infrastructure related to the pipeline project;

     On September 3, 1996, the democratically elected government-in-exile of Burma filed a lawsuit in U.S. federal court seeking a court order halting Unocal's role in the Yadana pipeline and seeking compensatory and punitive damages. On October 3, 1996, a similar additional lawsuit was filed on behalf of victims of human rights abuses in Burma;

     Ten cities -- Ann Arbor (MI), Berkeley (CA), Boulder (CO), Carrboro (NC), Chapel Hill (NC), Madison (WI), Oakland (CA), San Francisco (CA), Santa Monica (CA), Takoma Park (MD) -- and Alameda County (CA) and the Commonwealth of Massachusetts have enacted laws that effectively prohibit municipal or state purchases of products from companies, including ARCO, that do business in Burma. Similar Burma-related legislation is pending in other cities, including New York City, and in the states of California and Connecticut.

     In September 1996, President Clinton signed into law a measure that included a conditional ban on new U.S. investment in Burma despite lobbying by ARCO and other companies;

     ARCO also does business in other countries with controversial human rights records: China and Algeria.

     BE IT RESOLVED: the stockholders request the Board to review and develop guidelines for country selection and report these guidelines to shareholders and employees by September 1997. In its review, the Board shall develop guidelines on maintaining investments in or withdrawing from countries where:

     - there is a pattern of ongoing and systematic violation of human rights

     - a government is illegitimate

     - there is a call by human rights advocates, pro-democracy organizations or legitimately elected representatives for economic sanctions against their country

                RECOMMENDATION OF DIRECTORS AGAINST THE PROPOSAL

THE BOARD OF DIRECTORS ASKS THAT YOU VOTE NO ON THIS PROPOSAL. All of ARCO's investments must meet internal investment criteria and be in the best interests of all its stockholders. Among the factors considered in connection with a non-United States investment are a host government's policies toward private investment, local working conditions, and the political, economic and social stability of the area in question.

Moreover, the Company recently adopted the "Standards of Business Conduct For International Operations," which are summarized in its Annual Report to Stockholders that accompanies this Proxy Statement and which are set forth in full below:

In keeping with the continuing globalization of the economy, ARCO has steadily increased the level of its international investments and operations. As an energy company, ARCO must explore for and develop oil and gas reserves in places where the geology indicates a reasonable chance for success. Although the international arena presents enormous opportunities for enhancing shareholder value, it also poses special challenges for ARCO -- a company that conducts business with a high regard for health, safety, the environment, ethics and social responsibility. The standards listed below reflect not only ARCO's current practices, but its continuing expectations. They transcend national boundaries. ARCO is firmly committed to these standards, wherever it operates.

BUSINESS ETHICS AND LEGAL COMPLIANCE. ARCO employees will conduct Company business in a scrupulous and ethical manner and in full compliance with ARCO's published Principles of Business Conduct. ARCO will comply with all local laws and regulations applicable to its operations and will comply with U.S. laws that apply overseas, such as those concerning boycotts, trade practices and exports.

ENVIRONMENT, HEALTH AND SAFETY. Each ARCO operating company will identify and adhere to a comprehensive set of environmental, health and safety standards in its foreign operations. These standards will be in writing and will form the basis for environmental, health and safety reviews and regulatory compliance audits. ARCO's basic objective is to protect the environment by minimizing the impact of its operations. The Company will work with host governments to achieve this goal. In joint ventures where ARCO does not control operations, the Company will nonetheless encourage the venture's management to adopt appropriate EH&S policies and procedures.

EMPLOYEES. ARCO employees, wherever located, will be treated with respect and dignity and with due regard to their working conditions. ARCO will actively assess the potential risk to the safety of its employees located abroad and exercise the same high degree of care for them as it does in the U.S.

INVESTMENT CRITERIA. In evaluating a country for potential new or expanded investment opportunities, management will take into consideration the host government's policies toward private investment. In addition, the Company will consider the political, economic and social stability of the country. ARCO believes that human rights issues in foreign venues can be extremely complex. As a result, it is the Company's position that such issues usually should be resolved in the public arena. It is the Company's experience and belief, however, that investment in a foreign country and involvement with its local employees and communities can make a positive difference in both the economic well-being of the people and the eventual betterment of their society. It is for these reasons that the Company favors a flexible and constructive, rather than isolationist, approach to making foreign investment decisions.

FINANCIAL ACCOUNTABILITY. In light of ARCO's legal obligations as a publicly traded company, and in accordance with the U.S. Foreign Corrupt Practices Act, management shall assure that transactions are properly recorded and assets adequately safeguarded. These requirements shall be met by keeping accurate accounting records in reasonable detail, by implementing solid internal control systems, and by performing audits as necessary.

ARCO has a long-standing tradition of conducting business ethically both in the U.S. and abroad. Management and employees are expected to honor and enhance this tradition by adhering to these principles.

The Company believes that these principles provide sufficient guidance and does not believe that it is appropriate to adopt additional guidelines. Within these parameters, management believes the Company must have the flexibility to make investment decisions based on the facts applicable to each investment opportunity in order to enhance the competitive position and value of the Company for all of its stockholders.

Required Vote

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock and Preference Stock of the Company represented in person or by proxy at the meeting, voting together as one class.

FOR THESE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                                 OTHER BUSINESS

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

                               VOTING PROCEDURES

The vote required for the election of directors is the affirmative vote of the plurality of votes of the shares represented at the meeting. Unless authority to vote for any director is withheld in the proxy, votes will be cast in favor of election of the nominees. Votes withheld from election of directors are counted as votes "against" election of directors. The vote required for the approval of the stockholders' proposal is the affirmative vote of a majority of votes of the shares represented at the meeting. If no vote is marked with respect to a matter listed in the proxy, the shares will be voted in accordance with the Board of Directors' recommendations. Broker non-votes, if any, will not be counted as shares present at the meeting in respect of each matter voted upon. The percent of votes cast as to each matter is calculated by dividing the number of each of the votes "for," "against," and "abstaining" by the total number of shares represented at the meeting. All shares of Common Stock and Preference Stocks vote together as one class.

Certain of ARCO's employee benefit plans, including the Atlantic Richfield Capital Accumulation Plan II and the Atlantic Richfield Savings Plan II, in which officers have account balances, permit plan participants to direct the plan trustees how to vote the Common Stock allocated to their accounts. The trustee for each such plan will vote all shares of Common Stock for which no participant directions are received in the same proportion as all those shares of Common Stock for which directions are received. As to shares formerly held in the ARCO PAYSOP and currently held under one of the capital accumulation plans of ARCO, of ARCO Chemical, of Vastar or of Lyondell, the trustee will not vote those shares of Common Stock for which participant voting instructions are not received unless instructed as to how to vote such shares by the Company, ARCO Chemical, Vastar or Lyondell, as the case may be.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, during the fiscal year ended December 31, 1996, two Senior Vice Presidents of the Company, Mr. John B. Cheatham and Mr. J. Kenneth Thompson, due to inadvertent oversights, each failed to timely file a single Form 4 reporting his exercise of options under the LTIP in November 1996. In Mr. Cheatham's Form 5 for the year ended December 31, 1996, he reported the exercise, on November 18, 1996, of 2,946 options and the sale of the underlying shares at $131.1694 per share in a broker-assisted exercise and sale. In Mr. Thompson's Form 5 for the year ended December 31, 1996, he reported the exercise, on November 4, 1996, of 2,224 options and the sale of the underlying shares at $131.125 per share in a broker-assisted exercise and sale.

                               PROXY SOLICITATION

The expense of soliciting proxies will be paid by ARCO. The Company has retained D.F. King & Co., Inc. to solicit proxies at an estimated fee of $20,000, plus expenses. Some of the officers and other employees of ARCO also may solicit proxies personally, by telephone and by mail, if deemed appropriate.

     STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 1998 ANNUAL MEETING

Stockholder proposals for the 1998 Annual Meeting must be received by November 17, 1997, to be considered for inclusion in the Company's 1998 proxy statement. Such proposals should be addressed to the Corporate Secretary. Under the Company's Certificate of Incorporation, notice of any stockholder nomination for director must be given by mail or by personal delivery to the Corporate Secretary no later than 120 days in advance of the annual meeting, or by January 5, 1998 assuming the annual meeting for 1998 will be held May 4, 1998; stockholders wishing to make nominations should contact the Corporate Secretary as to information required to be supplied in such notice.

                        ADDITIONAL INFORMATION AVAILABLE

THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. STOCKHOLDERS MAY OBTAIN A COPY OF THIS REPORT (WITHOUT EXHIBITS), WITHOUT CHARGE, BY WRITING TO THE INVESTOR RELATIONS DEPARTMENT, 515 SOUTH FLOWER STREET, LOS ANGELES, CA 90071 (TELEPHONE (213) 486-3710).

By order of the Board of Directors

/s/ BRUCE G. WHITMORE

Bruce G. Whitmore
Senior Vice President,
General Counsel and
Corporate Secretary

Los Angeles, California
March 17, 1997

                                                                        APPENDIX

ARCO
--------------------------------------------------------------------------------

1985 EXECUTIVE LONG-TERM
INCENTIVE PLAN

AS AMENDED THROUGH
FEBRUARY 24, 1997

                                      ARCO

                    1985 EXECUTIVE LONG-TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         NO.
                                                                                         ----
ARTICLE I. GENERAL PROVISIONS
  Section 1     Purposes of the Plan.................................................      1
  Section 2     Definitions..........................................................      1
  Section 3     Administration of the Plan...........................................      3

ARTICLE II. STOCK OPTIONS
  Section 1     Grant of Stock Options...............................................      4
  Section 2     Terms and Conditions of Stock Options................................      4

ARTICLE III. RESTRICTED STOCK
  Section 1     Grant of Contingent Restricted Stock.................................      6
  Section 2     Grant of Restricted Stock............................................      6
  Section 3     Grant of Performance-Based Restricted Stock..........................      6
  Section 4     Waiver of Restrictions...............................................      6
  Section 5     Termination of Employment............................................      7

ARTICLE IV. PERFORMANCE-BASED DIVIDEND SHARE CREDITS
  Section 1     Cancellation of Credits Upon Exercise, Expiration or Surrender of
                Stock Option.........................................................      7
  Section 2     Performance-Based Criterion For Dividend Share Credits...............      8
  Section 3     Calculation For Payment..............................................      8

ARTICLE V. MISCELLANEOUS PROVISIONS
  Section 1     Option and Restricted Stock Limits...................................      8
  Section 2     Adjustment in Terms of Award.........................................      8
  Section 3     Governmental Regulations.............................................      9
  Section 4     No Guaranty of Employment............................................      9
  Section 5     Relation to Benefit Plans............................................      9
  Section 6     Assignment or Transfer...............................................      9
  Section 7     Rights as Shareholder................................................      9
  Section 8     Withholding Taxes....................................................     10
  Section 9     Amendment and Discontinuance of the Plan.............................     10
  Section 10    Effective Date.......................................................     10
  Section 11    Term of Plan.........................................................     10

                                   ARTICLE I

                               GENERAL PROVISIONS

SECTION 1. PURPOSES OF THE PLAN

     The purposes of the Plan are to provide a select group of management and other key employees with a specific incentive to work for the long-range growth and success of the Company and to enable the Company to attract, retain and motivate employees of superior capability.

SECTION 2. DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     (a) "Base Salary" means the annualized regular biweekly wages of an Eligible Employee.

     (b) "Change of Control" means Change of Control as defined in the Atlantic Richfield Supplemental Executive Benefit Plans Trust Agreement between Atlantic Richfield Company and the State Street Bank and Trust Company, effective as of July 1, 1994.

     (c) "Committee" means the Organization and Compensation Committee of the Board of Directors of the Company.

     (d) "Common Stock" means the common stock of Atlantic Richfield Company having a par value of $2.50 per share.

     (e) "Company" means Atlantic Richfield Company, its successors and assigns, and its Subsidiaries.

     (f) "Comparison Group" means Amoco Corporation, Chevron Corporation, Exxon Corporation, Mobil Corporation, Occidental Corporation, Phillips Petroleum Company, Texaco, Inc. and Unocal Corporation.

     (g) "Compensation Subcommittee" or "Subcommittee" means the members of the Committee who qualify as outside directors under Section 162(m) of the Internal Revenue Code of 1986, and as "Non-Employee Directors" within the meaning of
Section 16 of the 1934 Exchange Act, as amended, and are empowered to establish, and certify to the attainment of, performance criteria prescribed under the Plan.

     (h) "Contingent Restricted Stock" means a contingent grant of shares of Performance-Based Restricted Stock under the terms and conditions set forth in
Article III, Section 1, that has no indicia of ownership of Common Stock, that is granted at the commencement of a Performance Period and will be converted to an actual award of Performance-Based Restricted Stock, if any, pursuant to the Performance-Based Restricted Stock Payment Schedule.

     (i) "Dividend Rights" means, as of any date, (i) the total number of shares of Common Stock subject to all outstanding and unexercised Stock Options held by an optionee pursuant to the Plan, and (ii) the total number of Dividend Share Credits credited to an optionee on such date.

     (j) "Dividend Share Credits" means, with respect to a Stock Option granted prior to February 24, 1997, the total number of credits allocated to an optionee on any date. The number of Dividend Share Credits credited as of any record date for cash dividends declared on Common Stock shall be the aggregate number derived by (i) multiplying the dividend rate declared per share of Common Stock by the number of Dividend Rights held by an optionee as of the dividend record date, and then (ii) dividing the resulting figure by the Fair Market Value of a share of Common Stock on such record date. Dividend Share Credits attributable to exercised, expired or surrendered Stock Options shall be canceled upon such exercise, expiration or surrender and their treatment shall be as provided in
Article IV of the Plan.

     (k) "Eligible Employee" means a member of a select group of management or other key employee of Atlantic Richfield Company who, in the opinion of the Committee, is in a position to contribute significantly to long-term profit and growth objectives; provided, however, that no member of the Committee nor any person owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company shall be an Eligible Employee.

     (l) "Employment" means continuous employment with the Company.

     (m) "Fair Market Value" of a share of Common Stock means the mean between the highest and lowest sales prices, or the closing sales price of a share of Common Stock, whichever is higher, on the date in question as reported on the composite tape for issues listed on the New York Stock Exchange. If no transaction was reported on the composite tape in the Common Stock on such date, the prices used shall be the prices reported on the nearest day preceding the date in question. If the Common Stock should not then be listed or admitted to trading on such Exchange, Fair Market Value shall be the mean between the closing bid and asked prices on the date in question as furnished by any member firm of the New York Stock Exchange selected from time to time by the Committee for that purpose.

     (n) "Performance Period" means the period of time established by the Subcommittee at the time of a grant of Contingent Restricted Stock over which the Company's Performance Ranking will be determined.

     (o) "Performance Ranking" means the ranking of the Company in Total Shareholder Return as measured among the Comparison Group over the applicable Performance Period.

     (p) "Performance-Based Restricted Stock" means restricted Common Stock which is granted by the Compensation Subcommittee following its determination of the Company's Performance Ranking in relation to a grant of Contingent Restricted Stock and calculation of the payment pursuant to the Performance-Based Restricted Stock Payment Schedule. Such Performance-Based Restricted Stock shall be non-transferable and non-assignable during the applicable Restriction Period and shall be forfeited if there is a termination of Employment during the Restriction Period for reasons specified in the Plan.

     (q) "Performance-Based Restricted Stock Payment Schedule" means the schedule which is used to calculate the amount of Performance-Based Restricted Stock available to pay Eligible Employees as determined by multiplication of the amount of a grant of Contingent Restricted Stock by the Award Multiple relating to the Company's Performance Ranking as follows:

        (i) General Calculation:

                                COMPANY PERFORMANCE            AWARD
                                      RANKING                 MULTIPLE
                        -----------------------------------   --------
                                         1.................    3.0
                                         2.................    2.5
                                         3.................    2.0
                                         4.................    1.5
                                         5.................    1.0
                                         6.................    0.5
                                         7.................     0
                                         8.................     0
                                         9.................     0

        (ii) Special Adjustments:

           (1) If one or more companies in the Comparison Group is within one percentage point of the Company's TSR, the Company's TSR rank Award Multiple shall be the average of the Company's Award Multiple and the Award Multiple that would be applicable to such other companies.

           (2) If the Company's TSR is within one percentage point of the average of the Comparison Group, weighted for market capitalization, the Award Multiple shall be the greater of the Company's TSR rank Award Multiple or 1.0. The Subcommittee retains discretion to lower the Award Multiple.

     (r) "Plan" means this 1985 Executive Long-Term Incentive Plan, including any amendments hereof and rules and regulations hereunder.

     (s) "Restriction Period" means the period specified by the Subcommittee at the time of grant of Restricted Stock or Performance-Based Restricted Stock during which the restriction and forfeitability conditions apply.

     (t) "Restricted Stock" means Common Stock awarded under the Plan which is subject to certain forfeiture and transferability restrictions as provided in the Plan, in regulations of the Committee promulgated thereunder, and in the agreement evidencing the grant of such Restricted Stock.

     (u) "Salary Grade Level" means the classification assigned to an Eligible Employee, based on salary and grade ranking, by Atlantic Richfield Company.

     (v) "Stock Options" means options to purchase Common Stock under the terms and conditions set forth in Article II of the Plan. Such options shall not be "Incentive Stock Options" as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended.

     (w) "Subsidiary" means any corporation, the majority of the voting stock of which, or any partnership or joint venture, the majority of the profits interest or capital interest of which, is owned directly or indirectly by the Company.

     (x) "Target Investment Value" means one-half of the Total Investment Value.

     (y) "Total Investment Value" means, with respect to each Salary Grade Level, that value which represents the 50th percentile of long-term compensation payable by the Comparison Group, determined annually based on an analysis of market data.

     (z) "Total Shareholder Return" or "TSR" means the sum of the dividends and appreciation or depreciation of the price of a share of Common Stock over the established measurement period. The beginning and ending stock price, as applicable, used to calculate the Total Shareholder Return shall be the average of the closing price on the ten trading days prior to the last trading day of the calendar year, on the last trading day of the calendar year, and on the ten trading days following the last trading day of the calendar year.

SECTION 3. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Committee or, where specified herein, by the Subcommittee. The Committee or Subcommittee, as applicable, is authorized to interpret the Plan, to adopt such rules and regulations as may from time to time be deemed necessary for the effective operation of the Plan, and to act upon all matters relating to the granting of awards under the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Committee or Subcommittee, as applicable, shall be final, binding and conclusive for all purposes and upon all persons including, without limitation, the Company, the Company's shareholders and Eligible Employees and their respective successors in interest.

     (b) No member of the Committee or Subcommittee, as applicable, shall be personally liable by reason of any contract or other instrument executed by such member, or on such member's behalf, in such member's capacity as a member of the Committee or Subcommittee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee or Subcommittee, as applicable, and each other officer, employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee or Subcommittee) arising out of any act or omission in connection with the Plan unless arising out of such person's own fraud or bad faith.

     (c) Subject to the terms and limitations of Subsection 1(a) of Article II and Section 1 of Article III of the Plan, the Committee or Subcommittee, as applicable, may at the time of the annual grants, make adjustments within the Total Investment Value applicable to all Eligible Employees provided that any reallocation resulting from changes in individual grants may be made only to Eligible Employees in the same Salary Grade Level as the affected individuals, so that the Total Investment Value by Salary Grade Level may not be exceeded.

                                   ARTICLE II

                                 STOCK OPTIONS

SECTION 1. GRANT OF STOCK OPTIONS

     (a) Regular Grants. The Committee may make an annual grant of Stock Options to Eligible Employees in an aggregate amount equal to the Target Investment Value (i.e., one-half of the Total Investment Value), subject to the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, provided, that, the Committee, in its sole discretion, may, at the time of the annual grant, adjust such aggregate amount from zero to three times the Target Investment Value.

     (b) Special Grants. The Committee, in its sole discretion, may make grants of Stock Options in amounts determined to be appropriate by the Committee to:

        (i) Employees of the Company who are not regular Eligible Employees, either at the same time as the regular, annual grant of Stock Options or at other times, and

        (ii) Eligible Employees at times other than the time of the regular, annual grant of Stock Options due to special circumstances, such as commencement of Employment or special achievement.

The Committee may, by resolution, delegate to the Chairman of the Board the power to make special grants of Stock Options at times other than the regular, annual grants. Any such grants of Stock Options by the Chairman of the Board will be based upon the recommendations of the Senior Vice President, Human Resources and shall be reported to (or, if necessary, ratified by) the Subcommittee at its next meeting.

SECTION 2. TERMS AND CONDITIONS OF STOCK OPTIONS

     All Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (a) Option Price. The option price per share with respect to each Stock Option shall be fixed by the Committee, but shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted.

     (b) Period of Option. A Stock Option shall expire and all rights thereunder shall end at the expiration of such period (not exceeding ten years) after the date the Stock Option is granted as shall be fixed by the Committee at the time it grants the Stock Option.

     (c) Exercise of Option. Stock Options may be exercised during the remaining term of the options in accordance with the following schedule, subject to the provisions of Subsection 2(d) of this Article II:

                                   CONTINUOUS              PORTION OF
                              EMPLOYMENT FOLLOWING            GRANT
                                     GRANT                 EXERCISABLE
                        --------------------------------   -----------
                                    1 year..............        33 1/3%
                                    2 years.............        66 2/3%
                                    3 years.............       100%

     (d) Termination of Employment.

        (i) If an optionee's Employment is terminated prior to entitlement to exercise all or a portion of a grant of Stock Options, the optionee will be immediately entitled to exercise all of his or her outstanding Stock Options during the remainder of the term of the Stock Options, if the optionee's termination is due to (1) total and permanent disability, (2) Change of Control, (3) termination, other than for cause, with a right to an immediate allowance under a retirement plan of the Company, or (4) involuntary termination, other than for cause.

        (ii) If an optionee's Employment is terminated for cause, regardless of retirement eligibility, or the optionee voluntarily terminates Employment without a right to an immediate retirement allowance under a retirement plan of the Company, any outstanding Stock Options which the optionee is not entitled to exercise shall be canceled and, except as may be provided under Subsection 2(d)(iii) of this Article II, the optionee will be permitted to exercise any Stock Options which the optionee is entitled to exercise immediately prior to his or her date of termination of Employment only during the 60 calendar days following such Employment termination date.

        (iii) The Committee, in its sole discretion, may increase the portion of a grant of Stock Options which an optionee who terminates Employment under Subsection 2(d)(ii) of this Article II is entitled to exercise and/or the post-termination of Employment period during which some or all of his or her Stock Options may be exercised, provided that in no event may the amount of exercisable Stock Options exceed the amount of the original grant nor may the post-termination of Employment exercise period of such an optionee be longer than 24 months following termination of Employment. The Committee may, by resolution, delegate this power to the Chairman of the Board of the Company, whose decisions shall be based upon the recommendations of the Senior Vice President, Human Resources and shall be reported to the Committee at its next meeting.

     (e) Death. If an optionee dies prior to entitlement to exercise all or a portion of a grant of Stock Options, the designated beneficiary of the optionee or, absent a beneficiary designation, the executor or administrator of his or her estate, will be entitled, commencing on the optionee's date of death, to exercise all of the optionee's outstanding Stock Options during the remainder of the period applicable to such Stock Options under Subsection 2(b) of this
Article II.

     (f) Payment for Shares. Every share purchased through the exercise of a Stock Option shall be paid for in full, in cash, within ten business days following the time of exercise or, unless the Stock Option expressly provides otherwise, at the time of exercise in shares of Common Stock valued at their Fair Market Value on the date on which such Stock Option is exercised, or in a combination of cash and such shares.

                                  ARTICLE III

                                RESTRICTED STOCK

SECTION 1. GRANT OF CONTINGENT RESTRICTED STOCK

     The Subcommittee may make an annual grant of Contingent Restricted Stock to Eligible Employees in an amount of contingent shares equal to the quotient of the Target Investment Value divided by the Fair Market Value of a share of Common Stock on the date of grant.

SECTION 2. GRANT OF RESTRICTED STOCK

     The Subcommittee may grant Restricted Stock under the Plan to Eligible Employees, and shall, in each case, determine the number of shares of Restricted Stock to be granted and the terms or duration of the restrictions to be imposed upon those shares.

SECTION 3. GRANT OF PERFORMANCE-BASED RESTRICTED STOCK

     (a) The Subcommittee may grant Performance-Based Restricted Stock under the Plan to Eligible Employees who have been granted Contingent Restricted Stock and the Subcommittee shall in each case determine the number of shares to be granted in accordance with the Performance-Based Restricted Stock Payment Schedule.

     (b) Restrictions Applicable to Performance-Based Restricted Stock.

        (i) Subject to the provisions of Subsections 3(b)(iii) and (iv) of this
     Article III, shares of Performance-Based Restricted Stock shall become vested 24 months following the date of grant, if the Participant remains in Employment during this period.

        (ii) During the period in which Performance-Based Restricted Stock is not vested such stock shall be non-transferable and may not be pledged or otherwise encumbered.

        (iii) If a grantee's Employment is terminated within 24 months following the grant of Performance-Based Restricted Stock due to (1) total and permanent disability, (2) Change of Control, (3) involuntary termination, other than for cause, (iv) termination, other than for cause, with a right to an immediate retirement allowance under a retirement plan of the Company, or (5) death, such stock shall be deemed vested.

        (iv) If a grantee terminates Employment within 24 months following the grant of Performance-Based Restricted Stock due to a reason other than described under Subsection 3(b)(iii) of this Article III, all stock pursuant to such grant will be forfeited unless the Subcommittee accelerates the vesting of all or a portion of such stock upon its determination that such vesting is in the best interest of the Company. The Subcommittee may, by resolution, delegate this power to the Chairman of the Board, whose decisions will be based upon the recommendations of the Senior Vice President, Human Resources and shall be reported to the Subcommittee at its next meeting.

     (c) No grant of Performance-Based Restricted Stock may be made to a "Covered Employee", as defined in proposed Treasury Regulations Section 1.162(m), unless the Subcommittee has certified in writing that the performance criteria set forth in the Performance-Based Restricted Stock Payment Schedule have been attained.

SECTION 4. WAIVER OF RESTRICTIONS

     (a) Restrictions upon vesting and transferability of Restricted Stock may be permitted to lapse as originally provided by the Subcommittee at the time of grant, as provided in the Plan or otherwise as the Subcommittee may determine in its sole discretion.

     (b) Restrictions upon vesting and transferability of Performance-Based Restricted Stock shall lapse as provided in Section 3 of this Article III.

SECTION 5. TERMINATION OF EMPLOYMENT

     (a) If a grantee of Contingent Restricted Stock commences Employment following the beginning of a Performance Period, or terminates Employment prior to the end of a Performance Period, as the case may be, except as provided below, any actual award of Performance-Based Restricted Stock to which the grantee would otherwise be entitled under the applicable Restricted Stock Payment Schedule, shall be multiplied by a fraction, the numerator of which is the number of months employed during the Performance Period and the denominator of which is the number of months in such Performance Period, provided that in no event may an award of Performance-Based Restricted Stock be made unless the grantee has been in Employment for at least six months during the Performance Period.

     (b) If, prior to the end of a Performance Period, a grantee of Contingent Restricted Stock terminates Employment due to (i) total and permanent disability, (ii) Change of Control, (iii) involuntary termination, other than for cause, or (iv) termination, other than for cause, with a right to an immediate retirement allowance under a retirement plan of the Company, the grantee shall be paid the value determined under Subsection 5(a) of this Article III, in cash, at the end of the Performance Period.

     (c) If, prior to the end of a Performance Period, a grantee of Contingent Restricted Stock terminates Employment due to death, the designated beneficiary of the grantee or, absent a beneficiary designation, his or her estate, shall be paid the value determined under Subsection 5(a) of this Article III, in cash, based on the Company's Performance Ranking for the year of the Performance Period which ends closest to the grantee's death, with payment to be made as soon as practicable following the end of such year of the Performance Period.

     (d) If, prior to the end of a Performance Period, a grantee of Contingent Restricted Stock terminates Employment for cause, regardless of retirement eligibility, or voluntarily terminates Employment, other than with a right to an immediate retirement allowance under a retirement plan of the Company, all such Contingent Restricted Stock held by the grantee shall be canceled.

                                   ARTICLE IV

                    PERFORMANCE-BASED DIVIDEND SHARE CREDITS

SECTION 1. CANCELLATION OF CREDITS UPON EXERCISE, EXPIRATION OR SURRENDER OF
           STOCK OPTION

     Dividend Share Credits shall be credited as provided in Article 1, Subsection 2(j) of the Plan. Upon exercise of any Stock Option, in whole or in part, the credited Dividend Share Credits attributable to the exercised Stock Options shall be canceled. Upon expiration of any Stock Option at the end of its original maximum term, the credited Dividend Share Credits attributable to the expired Stock Options shall be canceled. An optionee may elect to surrender for cancellation exercisable Stock Options in whole or in part. Upon surrender and cancellation of any such Stock Options, the Dividend Share Credits attributable to the surrendered Stock Options shall also be canceled.

     The shares of Common Stock underlying Stock Options exercised, surrendered or expired pursuant to this Section shall be referred to as the "affected shares" for purposes of the application of the performance criterion set forth in Section 2 of this Article IV. For purposes of the application of such criterion, the date of exercise, surrender or expiration shall be referred to as the "determination date."

SECTION 2. PERFORMANCE-BASED CRITERION FOR DIVIDEND SHARE CREDITS

     Upon the exercise, expiration or surrender of any Stock Option, the Committee shall apply the following performance-based criterion to the Dividend Share Credits allocable to the affected shares:

        In order for the performance criterion to be attained, the aggregate Fair Market Value of the canceled Dividend Share Credits must exceed the aggregate option price of the affected shares less their aggregate Fair Market Value on the determination date.

     The criterion shall be applied independently to each grant in the event of the exercise, cancellation or surrender of Stock Options attributable to multiple grants on the same date.

SECTION 3. CALCULATION FOR PAYMENT

     If the performance criterion set forth in Section 2 of this Article IV is attained, a payment in shares of Common Stock shall be made to the optionee, which shall have a value equal to the Fair Market Value of a share of Common Stock multiplied by the total number of any canceled Dividend Share Credits, less the amount by which the aggregate option price of the affected shares exceeds the aggregate Fair Market Value of underlying shares related to such Stock Options on the determination date. The optionee may elect to receive a cash payment in respect of such shares, in which case the shares of Common Stock otherwise payable to the optionee shall be sold by the Company, at no cost to the optionee, and the equivalent cash payment shall be made to the optionee.

     No payment may be made to a "Covered Employee", as defined in proposed Treasury Regulations Section 1.162(m), unless the Subcommittee has certified in writing that the performance criterion set forth in Section 2 of this Article IV has been attained.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

SECTION 1. OPTION AND RESTRICTED STOCK LIMITS

     (a) The number of shares of Common Stock upon which Stock Options may be granted or which may be the subject of a grant of Restricted Stock or Performance-Based Restricted Stock during a calendar year shall be eight-tenths of one percent (0.8%) of the total issued and outstanding shares of Common Stock as of December 31 of the next preceding calendar year. Any shares of Common Stock available for grant that are not made the subject of a grant during a calendar year, or portion thereof, will be available for grant in any subsequent year, or portion thereof, until the end of the term of the Plan. The number of available shares described in the preceding sentences is subject to adjustment as provided in Section 2 of this Article V. The shares shall be made available from authorized Common Stock, issued or unissued, or from Common Stock issued and held in the treasury of the Company as shall be determined by the Committee. Shares of Common Stock subject to Stock Options, shares of Restricted Stock and shares of Performance-Based Restricted Stock that are canceled pursuant to Subsection 2(d) of Article II, Section 2 of Article III or Section 5 of Article III of the Plan may be reallocated under the Plan.

     (b) No individual may be granted more than 250,000 shares of Restricted Stock, Performance-Based Restricted Stock and/or Stock Options, regardless of the combination, in any calendar year.

SECTION 2. ADJUSTMENT IN TERMS OF AWARD

     In the event of a reorganization, recapitalization, stock split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, rights offering, split-up, split-off, spin-off or any other change in the corporate structure or shares of the Company, the Committee may, in its discretion, after consultation with the Chairman of the Board and the

President, make appropriate adjustments to reflect such event in respect of
(a) the limitation in Section 1 of this Article V on the maximum number of shares of Common Stock upon which Stock Options may be granted or which may be the subject of a grant of Restricted Stock or Performance-Based Restricted Stock, (b) the number of shares of Common Stock covered by, and the exercise price per share applicable to, outstanding Stock Options, (c) the number of shares of Common Stock covered by outstanding awards of Restricted Stock or Performance-Based Restricted Stock, and (d) the number of outstanding Dividend Share Credits allocated to optionees' accounts. In the event that the Committee, after consultation with the Chairman of the Board and the President, determines that, because of a change (other than a Change of Control) in the Company's business, operations, corporate structure, capital structure, assets or manner in which it conducts business, which it deems to be extraordinary and material, the terms of awards theretofore made are no longer suitable to the objectives which the Committee sought to achieve when it made such awards, it may modify the terms of any or all of such awards in such manner as it may decide is advisable; provided, however, that no award may be modified in a manner which would be inconsistent with the intent of Subsection 1(b) or Section 9 of this
Article V, or which would result in an increase in the shares of Performance-Based Restricted Stock.

SECTION 3. GOVERNMENTAL REGULATIONS

     The Plan and the grant and exercise of Stock Options, the crediting and payment of Dividend Share Credits and the award of Contingent Restricted Stock, Restricted Stock and Performance-Based Restricted Stock hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

SECTION 4. NO GUARANTY OF EMPLOYMENT

     The grant of a Stock Option, credit of a Dividend Share Credit, or award of Contingent Restricted Stock, Restricted Stock or Performance-Based Restricted Stock under the Plan shall not confer upon a recipient any right to continue in the employ of the Company nor shall it interfere with or restrict in any way the right of the Company to discharge an Eligible Employee at any time for any reason, with or without good cause.

SECTION 5. RELATION TO BENEFIT PLANS

     Stock Options, Dividend Share Credits, Contingent Restricted Stock, Restricted Stock and Performance-Based Restricted Stock will not be considered as compensation for the purpose of any other benefit plans maintained by the Company.

SECTION 6. ASSIGNMENT OR TRANSFER

     No Stock Option, Dividend Share Credit or share of Contingent Restricted Stock, Restricted Stock or Performance-Based Restricted Stock shall be assignable or transferable by an Eligible Employee otherwise than by will or the laws of descent and distribution.

SECTION 7. RIGHTS AS SHAREHOLDER

     (a) An Eligible Employee under the Plan shall have no rights of a holder of Common Stock by virtue of an award of Stock Option or Contingent Restricted Stock hereunder, unless and until certificates for shares of Common Stock, Restricted Stock or Performance-Based Restricted Stock are issued to him or her pursuant to the Plan.

     (b) Dividend Share Credits shall not be considered as dividends on Common Stock for any purpose.

     (c) An Eligible Employee who has received an award of Restricted Stock or Performance-Based Restricted Stock shall have the right to vote such stock. All dividends paid with respect to Restricted Stock or Performance-Based Restricted Stock shall be reinvested in additional shares of Restricted

Stock, subject to the same restrictions, including the date on which such restrictions lapse, as the shares of Restricted Stock or Performance-Based Restricted Stock with respect to which the dividends are paid. Stock received with respect to an award of Restricted Stock or Performance-Based Restricted Stock pursuant to a stock split, stock dividend or other change in the capitalization of the Company will be held subject to the same restrictions on transferability that are applicable to such shares of Restricted Stock or Performance-Based Restricted Stock.

SECTION 8. WITHHOLDING TAXES

     (a) The Company shall have the right to withhold from salary or otherwise or to cause the employee (or the executor or administrator of his or her estate or his or her distributee) to make payment of any federal, state, local or foreign taxes required to be withheld with respect to any exercise of a Stock Option, stock or cash settlement of a Dividend Share Credit, or award or vesting or deemed vesting of Restricted Stock or Performance-Based Restricted Stock.

     (b) In the case of an exercise of Stock Options, the payment in respect of Dividend Share Credits allocable to the affected shares, or the vesting or deemed vesting of Restricted Stock or Performance-Based Restricted Stock, an Eligible Employee may elect to have the withholding obligation satisfied by having the Company withhold shares of Common Stock received upon an exercise of Stock Option, the payment in respect of Dividend Share Credits allocable to the affected shares or the vesting or deemed vesting of Restricted Stock or Performance-Based Restricted Stock, as the case may be.

SECTION 9. AMENDMENT AND DISCONTINUANCE OF THE PLAN

     The Board of Directors of the Company may amend or discontinue the Plan as it shall from time to time consider desirable, provided that:

     (a) No amendment shall, without further approval by the holders of a majority of the shares which are represented in person or by proxy and entitled to vote on the subject at a meeting of shareholders of the Company, change the terms of the Plan so as to increase the maximum number of shares upon which Stock Options may be granted or which may be issued upon a grant of Restricted Stock or Performance-Based Restricted Stock from the amounts described in Subsections 1(a) and (b) of this Article V, reduce the minimum Stock Option price, or extend the maximum Stock Option period; and

     (b) No amendment, discontinuance or termination shall deprive persons who hold shares of Contingent Restricted Stock, Restricted Stock or
Performance-Based Restricted Stock, or who are entitled to exercise Stock Options, or to receive a settlement of a Dividend Share Credit pursuant to the terms and provisions of the Plan, of their rights with respect thereto.

SECTION 10. EFFECTIVE DATE

     The effective date of the Plan is May 28, 1985.

SECTION 11. TERM OF PLAN

     No Stock Options or Contingent Restricted Stock, Restricted Stock or Performance-Based Restricted Stock may be granted after May 27, 2000; provided, however, that subject to shareholders approval of the extension of the term of the Plan to February 24, 2007, to be solicited at the Annual Meeting of the Company's shareholders to be held on May 5, 1997, no Stock Options or awards of Contingent Restricted Stock, Restricted Stock or Performance-Based Restricted Stock may be granted after February 24, 2007.

ARCO (LOGO)
                                               (LOGO) Printed on Recycled paper.

--------------------------------------------------------------------------------
         ARCO [LOGO]         ATLANTIC RICHFIELD COMPANY
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 5, 1997


         The undersigned hereby constitutes and appoints Allan L. Comstock,
P Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each, to
R represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Company's offices, 2300
O West Plano Parkway, Plano, Texas on Monday, May 5, 1997, and at any adjournments thereof, on all matters coming before said meeting,
X including (1) the election of fourteen directors, (2) the amendment of the 1985 Executive Long-Term Incentive Plan, (3) the approval of the
Y appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997 and (4) the consideration of the stockholders' proposal.

         Nominees for election as director:             COMMENTS OR CHANGE OF ADDRESS
         Frank D. Boren         Philip M. Hawley        ________________________________________________________
         Mike R. Bowlin         Marie L. Knowles        ________________________________________________________
         Lodwrick M. Cook       Kent Kresa              ________________________________________________________
         Richard H. Deihl       David T. McLaughlin     ________________________________________________________
         Anthony G. Fernandes   John B. Slaughter       ________________________________________________________
         John Gavin             William E. Wade, Jr.    (If you have written in the above space, please mark the
         Hanna H. Gray          Henry Wendt             corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes,            -----------------------
SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in                      SEE REVERSE
accordance with the Board of Directors' recommendations.  This Proxy cannot be                    SIDE
voted unless you sign and return it.                                                    -----------------------


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




Stockholder of Record card (white)

[X]  Please mark your                                                                                           0184
     votes as in this
     example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposals 2 and 3 and AGAINST proposal 4.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             The Board of Directors
The Board of Directors recommends a vote FOR proposals 2 and 3.              recommends a vote AGAINST proposal 4.
-----------------------------------------------------------------------------------------------------------------------------------
                 FOR     WITHHELD                    FOR  AGAINST  ABSTAIN   4. Stockholders' proposal        FOR  AGAINST  ABSTAIN
1. Election of   [ ]       [ ]    2. Authorize       [ ]    [ ]      [ ]        requesting the review and     [ ]    [ ]      [ ]
   Directors.                        amendment of                               development of guidelines
   (see reverse)                     the 1985                                   for country selection and
                                     Executive                                  report to stockholders.
                                     Long-Term
                                     Incentive Plan.
For, except vote withheld from the
following nominee(s):             3. Approval of     [ ]    [ ]      [ ]
                                     appointment of
                                     Coopers & Lybrand
                                     L.L.P. as independent
                                     auditors.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Please check here if you receive more than one     [ ]
                                                                         Annual Report and do not wish to receive the extra
                                                                         copy(ies).  This will not affect the distribution
                                                                         of dividends or proxy statements.

                                                                         Comments or change of address on reverse side.     [ ]

                                                                         Please sign exactly as name appears hereon. Joint owners
                                                                         should each sign. When signing as attorney, executor,
                                                                         administrator, trustee or guardian, please give full
                                                                         title as such.



                                                                          ---------------------------------------------------------

                                                                          ---------------------------------------------------------
                                                                          SIGNATURE(S)                            DATE

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                  - Please carefully detach here and return this proxy in the enclosed reply envelope -

ARCO [LOGO]                                       This is your proxy.
                                                 Your vote is important.


        Dear Stockholder:

        The annual meeting of stockholders of Atlantic Richfield Company will be held on May 5, 1997. We urge you to promptly sign, date and return the proxy card in the envelope provided.

--------------------------------------------------------------------------------
         ARCO [LOGO]         ATLANTIC RICHFIELD COMPANY
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 5, 1997


         The undersigned hereby constitutes and appoints Allan L. Comstock,
P Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each, to
R represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Company's offices, 2300
O West Plano Parkway, Plano, Texas on Monday, May 5, 1997, and at any adjournments thereof, on all matters coming before said meeting,
X including (1) the election of fourteen directors, (2) the amendment of the 1985 Executive Long-Term Incentive Plan, (3) the approval of the
Y appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997 and (4) the consideration of the stockholders' proposal.

         Nominees for election as director:             COMMENTS OR CHANGE OF ADDRESS
         Frank D. Boren         Philip M. Hawley        ________________________________________________________
         Mike R. Bowlin         Marie L. Knowles        ________________________________________________________
         Lodwrick M. Cook       Kent Kresa              ________________________________________________________
         Richard H. Deihl       David T. McLaughlin     ________________________________________________________
         Anthony G. Fernandes   John B. Slaughter       ________________________________________________________
         John Gavin             William E. Wade, Jr.    (If you have written in the above space, please mark the
         Hanna H. Gray          Henry Wendt             corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes,            -----------------------
SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in                      SEE REVERSE
accordance with the Board of Directors' recommendations.  This Proxy cannot be                    SIDE
voted unless you sign and return it.                                                    -----------------------


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




Employee Card -  (white with blue stripe)

[X]  Please mark your                                                                                           6015
     votes as in this
     example.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposals 2 and 3 and AGAINST proposal 4.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             The Board of Directors
The Board of Directors recommends a vote FOR proposals 2 and 3.              recommends a vote AGAINST proposal 4.
-----------------------------------------------------------------------------------------------------------------------------------
                 FOR     WITHHELD                    FOR  AGAINST  ABSTAIN   4. Stockholders' proposal        FOR  AGAINST  ABSTAIN
1. Election of   [ ]       [ ]    2. Authorize       [ ]    [ ]      [ ]        requesting the review and     [ ]    [ ]      [ ]
   Directors.                        amendment of                               development of guidelines
   (see reverse)                     the 1985                                   for country selection and
                                     Executive                                  report to stockholders.
                                     Long-Term
                                     Incentive Plan.
For, except vote withheld from the
following nominee(s):             3. Approval of     [ ]    [ ]      [ ]
                                     appointment of
                                     Coopers & Lybrand
                                     L.L.P. as independent
                                     auditors.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Please check here if you receive more than one     [ ]
                                                                         Annual Report and do not wish to receive the extra
                                                                         copy(ies).  This will not affect the distribution
                                                                         of dividends or proxy statements.

                                                                         Comments or change of address on reverse side.     [ ]

                                                                         Please sign exactly as name appears hereon. Joint owners
                                                                         should each sign. When signing as attorney, executor,
                                                                         administrator, trustee or guardian, please give full
                                                                         title as such.



                                                                          ---------------------------------------------------------

                                                                          ---------------------------------------------------------
                                                                          SIGNATURE(S)                            DATE

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                  - Please carefully detach here and return this proxy in the enclosed reply envelope -

ARCO [LOGO]                                        This is your proxy.
                                                 Your vote is important.


        Dear Stockholder:

        The annual meeting of stockholders of Atlantic Richfield Company will be held on May 5, 1997. We urge you to promptly sign, date and return the proxy card in the envelope provided.

       ARCO [LOGO]
P
R
O
X
Y
                           ATLANTIC RICHFIELD COMPANY
                 $3.00 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 5, 1997

The undersigned hereby constitutes and appoints Allan L. Comstock, Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Company's offices, 2300 West Plano Parkway, Plano, Texas on Monday, May 5, 1997, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of fourteen directors, (2) the amendment of the 1985 Executive Long-Term Incentive Plan, (3) the approval of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997 and (4) the consideration of the stockholders' proposal.

Nominees for election as director:
   Frank D. Boren         Philip M. Hawley      COMMENTS OR CHANGE OF ADDRESS
   Mike R. Bowlin         Marie L. Knowles      -----------------------------
   Lodwrick M. Cook       Kent Kresa            -----------------------------
   Richard H. Deihl       David T. McLaughlin   -----------------------------
   Anthony G. Fernandes   John B. Slaughter     -----------------------------
   John Gavin             William E. Wade, Jr.  (If you have written in the
   Hanna H. Gray          Henry Wendt           above space, please mark the
                                                corresponding box on the reverse
                                                side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
----------------
SEE REVERSE SIDE
----------------




BROKER CARD - $3.00 PREFERENCE (Light Yellow)

    Please mark your
[X] votes as in this
    example.

    This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposals 2 and 3, and AGAINST proposal 4.
--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR election of directors and FOR proposals 2 and 3.
--------------------------------------------------------------------------------
                  FOR    WITHHELD                        FOR   AGAINST   ABSTAIN
1. Election of    [ ]      [ ]     2. Authorize amend-   [ ]     [ ]       [ ]
   Directors                          ment of the 1985
                                      Executive Long-
                                      Term Incentive
                                      Plan.
For, except vote withheld from     3. Approval of        [ ]     [ ]       [ ]
the following nominee(s):             appointment of
                                      Coopers & Lybrand
--------------------------------      L.L.P., as independent
                                      auditors.
--------------------------------------------------------------------------------

------------------------------------------------------------
The Board of Directors recommends a vote AGAINST proposal 4.
------------------------------------------------------------
                                       FOR  AGAINST  ABSTAIN
4. Stockholders' proposal requesting   [ ]    [ ]      [ ]
   the review and development of
   guidelines for country selection
   and report to stockholders.
------------------------------------------------------------

Comments or change of address on reverse side.           [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------

                                                        1997
------------------------------------------------------------
SIGNATURE(S)                                            DATE

       ARCO [LOGO]
P
R
O
X
Y
                   ATLANTIC RICHFIELD COMPANY - COMMON STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 5, 1997

The undersigned hereby constitutes and appoints Allan L. Comstock, Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Company's offices, 2300 West Plano Parkway, Plano, Texas on Monday, May 5, 1997, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of fourteen directors, (2) the amendment of the 1985 Executive Long-Term Incentive Plan, (3) the approval of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997 and (4) the consideration of the stockholders' proposal.

Nominees for election as director:
   Frank D. Boren         Philip M. Hawley      COMMENTS OR CHANGE OF ADDRESS
   Mike R. Bowlin         Marie L. Knowles      -----------------------------
   Lodwrick M. Cook       Kent Kresa            -----------------------------
   Richard H. Deihl       David T. McLaughlin   -----------------------------
   Anthony G. Fernandes   John B. Slaughter     -----------------------------
   John Gavin             William E. Wade, Jr.  (If you have written in the
   Hanna H. Gray          Henry Wendt           above space, please mark the
                                                corresponding box on the reverse
                                                side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
----------------
SEE REVERSE SIDE
----------------



BROKER CARD - COMMON (White)

    Please mark your
[X] votes as in this
    example.

    This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposals 2 and 3, and AGAINST proposal 4.
--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR election of directors and FOR proposals 2 and 3.
--------------------------------------------------------------------------------
                  FOR    WITHHELD                        FOR   AGAINST   ABSTAIN
1. Election of    [ ]      [ ]     2. Authorize amend-   [ ]     [ ]       [ ]
   Directors                          ment of the 1985
                                      Executive Long-
                                      Term Incentive
                                      Plan.
For, except vote withheld from     3. Approval of        [ ]     [ ]       [ ]
the following nominee(s):             appointment of
                                      Coopers & Lybrand
--------------------------------      L.L.P., as independent
                                      auditors.
--------------------------------------------------------------------------------

------------------------------------------------------------
The Board of Directors recommends a vote AGAINST proposal 4.
------------------------------------------------------------
                                       FOR  AGAINST  ABSTAIN
4. Stockholders' proposal requesting   [ ]    [ ]      [ ]
   the review and development of
   guidelines for country selection
   and report to stockholders.
------------------------------------------------------------

Comments or change of address on reverse side.           [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

------------------------------------------------------------

                                                        1997
------------------------------------------------------------
SIGNATURE(S)                                            DATE

       ARCO [LOGO]
P
R
O
X
Y
                           ATLANTIC RICHFIELD COMPANY
                 $2.80 CUMULATIVE CONVERTIBLE PREFERENCE STOCK
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                 THE COMPANY FOR THE ANNUAL MEETING MAY 5, 1997

The undersigned hereby constitutes and appoints Allan L. Comstock, Terry G. Dallas and Bruce G. Whitmore, and each of them, true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of ATLANTIC RICHFIELD COMPANY to be held at the Company's offices, 2300 West Plano Parkway, Plano, Texas on Monday, May 5, 1997, and at any adjournments thereof, on all matters coming before said meeting, including (1) the election of fourteen directors, (2) the amendment of the 1985 Executive Long-Term Incentive Plan, (3) the approval of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year 1997 and (4) the consideration of the stockholders' proposal.

Nominees for election as director:
   Frank D. Boren         Philip M. Hawley      COMMENTS OR CHANGE OF ADDRESS
   Mike R. Bowlin         Marie L. Knowles      -----------------------------
   Lodwrick M. Cook       Kent Kresa            -----------------------------
   Richard H. Deihl       David T. McLaughlin   -----------------------------
   Anthony G. Fernandes   John B. Slaughter     -----------------------------
   John Gavin             William E. Wade, Jr.  (If you have written in the
   Hanna H. Gray          Henry Wendt           above space, please mark the
                                                corresponding box on the reverse
                                                side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THIS PROXY CANNOT BE VOTED UNLESS YOU SIGN AND RETURN IT.
----------------
SEE REVERSE SIDE
----------------



BROKER CARD - $2.80 PREFERENCE (Light Blue)

    Please mark your
[X] votes as in this
    example.

    This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of directors, FOR proposals 2 and 3, and AGAINST proposal 4.
--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR election of directors and FOR proposals 2 and 3.
--------------------------------------------------------------------------------
                  FOR    WITHHELD                        FOR   AGAINST   ABSTAIN
1. Election of    [ ]      [ ]     2. Authorize amend-   [ ]     [ ]       [ ]
   Directors                          ment of the 1985
                                      Executive Long-
                                      Term Incentive
                                      Plan.
For, except vote withheld from     3. Approval of        [ ]     [ ]       [ ]
the following nominee(s):             appointment of
                                      Coopers & Lybrand
--------------------------------      L.L.P., as independent
                                      auditors.
--------------------------------------------------------------------------------

------------------------------------------------------------
The Board of Directors recommends a vote AGAINST proposal 4.
------------------------------------------------------------
                                       FOR  AGAINST  ABSTAIN
4. Stockholders' proposal requesting   [ ]    [ ]      [ ]
   the review and development of
   guidelines for country selection
   and report to stockholders.
------------------------------------------------------------

Comments or change of address on reverse side.           [ ]

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                                                        1997
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SIGNATURE(S)                                            DATE